Global Custody Agreement - New York Law
November 2001version
267454:v02
                                                                       EXECUTION
                                                                            COPY

  -------------------------------------------------------

                  GLOBAL CUSTODY AGREEMENT

                          BETWEEN

                   OPPENHEIMERFUNDS, INC.
      on behalf of each investment company identified
                       as a Customer
                in Exhibit A attached hereto
 individually and severally, and not jointly and severally

                            AND

                    JPMORGAN CHASE BANK

                                        August 16, 2002

ii
Global Custody Agreement -  New York Law
November 2001 version
267454:v02

Global Custody Agreement -  New York Law
November 2001  version
267454:v02
                  GLOBAL CUSTODY AGREEMENT
                     TABLE OF CONTENTS

1.  INTENTION OF THE PARTIES;  DEFINITIONS----------------------------------------3

  1.1 Intention of the Parties----------------------------------------------------3
      ------------------------

  1.2 Definitions-----------------------------------------------------------------3
      -----------

2.  WHAT BANK IS REQUIRED TO DO---------------------------------------------------5

  2.1 Set Up Accounts-------------------------------------------------------------5
      ---------------

  2.2 Cash Account----------------------------------------------------------------6
      ------------

  2.3 Segregation of Assets; Nominee Name-----------------------------------------6
      -----------------------------------

  2.4 Settlement of Trades--------------------------------------------------------6
      --------------------

  2.5 Settlement Procedures; Contractual Settlement Date
      ---------------------------------------------------
  Accounting----------------------------------------------------------------------7
  ----------

  2.6 Settlement Procedures; Actual Settlement Date
      ----------------------------------------------
  Accounting----------------------------------------------------------------------7
  ----------

  2.7 Income Collection (Autocredit(R))---------------------------------------------7
      ---------------------------------

  2.8 Certain Ministerial Acts----------------------------------------------------8
      ------------------------

  2.9 Corporate Actions-----------------------------------------------------------8
      -----------------

  2.10  Proxies-------------------------------------------------------------------9
        -------

  2.11  Statements---------------------------------------------------------------10
        ----------

  2.12  Access to Bank's Records-------------------------------------------------10
        ------------------------

  2.13  Maintenance of Financial Assets at Subcustodian
        ------------------------------------------------
  Locations----------------------------------------------------------------------11
  ---------

  2.14  Tax Relief Services -----------------------------------------------------11
        --------------------

  2.15  Foreign Exchange Transactions--------------------------------------------11
        -----------------------------
2.16  Compliance with SEC Rule 17f-5
------------------------------------
       ----------------------------------------------------------------------
2.17  Compliance with SEC Rule 17f-7
------------------------------------
       ----------------------------------------------------------------------
2.18  Securities Entitlement Orders
-----------------------------------
       --------------------------------------------------------------------------
2.19  Confirmations
-------------------
       ---------------------------------------------------------------------------------------------

3.  INSTRUCTIONS-----------------------------------------------------------------14

  3.1 Acting on Instructions; Unclear Instructions-------------------------------14
      --------------------------------------------

  3.2 Confirmation of Oral Instructions/Security Devices-------------------------14
      --------------------------------------------------

  3.3 Instructions; Contrary to Law/Market Practice------------------------------15
      ---------------------------------------------

  3.4     Cut-off Times----------------------------------------------------------15
          -------------

4.  FEES EXPENSES AND OTHER AMOUNTS OWING TO BANK--------------------------------15

  4.1 Fees and Expenses----------------------------------------------------------15
      -----------------

  4.2 Overdrafts-----------------------------------------------------------------15
      ----------

5.  SUBCUSTODIANS, SECURITIES DEPOSITORIES AND OTHER AGENTS----------------------16

  5.1 Appointment of Subcustodians-----------------------------------------------16
      ----------------------------

  5.2 Liability for Subcustodians------------------------------------------------16
      ---------------------------

  5.3 Use of Agents--------------------------------------------------------------16
      -------------

6.  ADDITIONAL PROVISIONS RELATING TO CUSTOMER-----------------------------------17

  6.1 Representations of Customer and Bank---------------------------------------17
      ------------------------------------

  6.2 Provision of Additional Information to Bank--------------------------------17
      ----------------------- -------------------

  6.3 Customer is Liable to Bank Even if it is Acting for
      ----------------------------------------------------
  Another Person-----------------------------------------------------------------17
  --------------

7.  WHEN BANK IS LIABLE TO CUSTOMER----------------------------------------------18

  7.1 Standard of Care; Liability------------------------------------------------18
      ---------------------------

  7.2 Force Majeure--------------------------------------------------------------19
      -------------

  7.3 Bank May Consult With Counsel----------------------------------------------19
      -----------------------------

  7.4 Bank Provides Diverse Financial Services and May
      -------------------------------------------------
  Generate Profits as a Result---------------------------------------------------19
  ----------------------------

8.  TAXATION---------------------------------------------------------------------19

  8.1 Tax Obligations------------------------------------------------------------19
      ---------------

  8.2 Tax Reclaims---------------------------------------------------------------20
      ------------

9.  TERMINATION------------------------------------------------------------------20

10. Miscellaneous----------------------------------------------------------------21

  10.1  Notices------------------------------------------------------------------21
        -------

  10.2  Successors and Assigns---------------------------------------------------21
        ----------------------

  10.3  Interpretation-----------------------------------------------------------21
        --------------

  10.4  Entire Agreement---------------------------------------------------------21
        ----------------

  10.5  Information Concerning Deposits at Bank's London
        -------------------------------------------------
  Branch22
  ------

  10.6  Insurance----------------------------------------------------------------22
        ---------

  10.7  Governing Law and Jurisdiction-------------------------------------------22
        ------------------------------

  10.8  Severability; Waiver; and Survival---------------------------------------22
        ----------------------------------

  10.9  Counterparts-------------------------------------------------------------23
        ------------

  10.10 No Third Party Beneficiaries---------------------------------------------23
        ----------------------------
  10.11   Confidentiality
          ---------------
----------------------------------------------------------------------------------------
   10.12    Limited Obligations
            -------------------
--------------------------------------------------------------------------

Investment Company Rider to Global Custody Agreement
November 2001 version
267462:v01
                  GLOBAL CUSTODY AGREEMENT

      This  Agreement,  dated  August  16,  2002,  is by and
between  JPMORGAN  CHASE  BANK  ("Bank"),  with a  place  of business at 4 MetroTech  Center,  Attn:  Investor  Services,
Brooklyn,  New York 11245; and OppenheimerFunds,  Inc., with a place of business at 6803 South Tucson Way, Attn:  Banking
Operations,  Centennial,  Colorado  80112 on  behalf of each investment  company  identified on Exhibit A attached hereto
(each   hereinafter   referred   to   as   the   "Customer")
individually and severally, and not jointly and severally.

          1. INTENTION OF THE PARTIES; DEFINITIONS

1.1   Intention of the Parties.
      ------------------------

      (a)   Customer   hereby   employs   the  Bank  as  the
Custodian of all assets of Customer  which are  delivered to and  accepted  by the  Bank or any  Subcustodian,  including
Securities,  Financial  Assets  and  cash,  and Bank  hereby
accepts   such   employment,   pursuant  to  the  terms  and
conditions set forth herein governing custodial,  settlement and certain  other  associated  services  offered by Bank to
Customer.  Bank will be responsible  for the  performance of only  those  duties  that are set  forth in this  Agreement.
Customer  acknowledges that Bank is not providing any legal, tax or  investment  advice in  connection  with the services hereunder.

      (b)   Investing  in  foreign  markets  may be a  risky
enterprise.  The  holding  of  Financial  Assets and cash in foreign  jurisdictions  may  involve  risks of loss or other special  considerations.  Bank  will not be  liable  for any loss that results from Country Risk, as defined herein.
                                                       =

1.2   Definitions.
      -----------

      (a)   As used  herein,  the  following  terms have the
meaning hereinafter stated.

      "1940 Act" means the  Investment  Company Act of 1940,
      as amended.

      "Account"  has the meaning set forth in Section 2.1 of
this Agreement.

      "Affiliate"  means an entity  controlling,  controlled
by, or under common control with, Bank.

      "Affiliated  Subcustodian"  means a Subcustodian  that
is an Affiliate.

      "Applicable Law" means any statute,  whether national,
state or  local,  applicable  in the  United  States  or any other  country,  the rules of the  treaty  establishing  the
European  Community,  any other  law,  rule,  regulation  or interpretation  of any governmental  entity,  any applicable common law,  and any decree,  injunction,  judgment,  order, ruling, or writ of any governmental entity.

      "Authorized  Person"  means  any  person  who has been
designated  by  written  notice  from  Customer  (or  by any
agent   designated   by   Customer,    including,    without
limitation,  an  investment  manager)  to act on  behalf  of
Customer  hereunder.   Such  persons  will  continue  to  be
Authorized   Persons   until  such  time  as  Bank  receives
Instructions  from  Customer  (or its  agent)  that any such person is no longer an Authorized Person.

      "Bank   Indemnitees"  means  Bank  and  its  nominees,
directors, officers, employees and agents.

      "Bank's  London Branch" means the London branch office
of JPMorgan Chase Bank.

      "Cash  Account"  has the  meaning set forth in Section
2.1(a)(ii).

      "Corporate  Action"  means  any  subscription   right,
bonus issue,  stock repurchase plan,  redemption,  exchange, tender  offer,  class action  notice or similar  matter with respect to a Financial Asset in the Securities  Account that require  discretionary  action by the  holder,  but does not include proxy voting.

      "Country  Risk" means the risk of investing or holding
assets in a  particular  country or market,  including,  but
not  limited  to,  risks   arising   from   nationalization,
expropriation or other governmental  actions;  the country's financial  infrastructure,  including prevailing custody and settlement  practices;  laws  applicable to the  safekeeping and recovery of  Financial  Assets and cash held in custody;
the  regulation  of the banking and  securities  industries, including  changes in market rules;  currency  restrictions,
devaluations   or   fluctuations;   and  market   conditions
affecting the orderly  execution of securities  transactions or the value of assets.

      "Entitlement  Holder"  means the  person  named on the
records of a Securities  Intermediary as the person having a
Securities Entitlement against the Securities Intermediary.

      "Financial  Asset"  means,  as the  context  requires,
either  the asset  itself  or the means by which a  person's claim to it is  evidenced,  including  but not  limited to a
Security,   a   security   certificate,   or  a   Securities
Entitlement.  "Financial Asset" does not include cash.

      "Foreign  Financial  Assets" means  Financial  Assets,
including foreign  currencies,  for which the primary market
is  outside  the  United   States  and  any  cash  and  cash
equivalents   that  are   reasonably   necessary  to  effect
transactions in those Financial Assets.

      "Institutional    Clients"   means   U.S.   registered
investment   companies,   major   U.S.   commercial   banks,
insurance companies,  pension funds or substantially similar financial  institutions  which  as  part of  their  ordinary business  operations  purchase or sell Financial  Assets and
make   use  of   custodial   services   in  the   applicable
jurisdiction or market.

      "Instructions"   means  instructions  which:  (i)  are
received  by  Bank  in  writing  or  via  Bank's  electronic
instruction   system,   SWIFT,   telephone,   tested  telex,
facsimile  or such  other  methods as are for the time being agreed by Customer (or an Authorized  Person) and Bank;  and
(ii) Bank  believes  in good  faith  have  been  given by an
Authorized  Person or are transmitted with proper testing or authentication  pursuant to terms and conditions  which Bank may specify.

      "Liabilities" means any liabilities,  losses,  claims,
costs, damages,  penalties,  fines, obligations, or expenses of  any  kind  whatsoever  (including,  without  limitation,
reasonable   and   appropriate   attorneys',   accountants',
consultants' or experts' fees and disbursements).

      "Securities"  means stocks,  bonds,  rights,  warrants
and  other   negotiable  and   non-negotiable   instruments,
whether issued in certificated or uncertificated  form, that are commonly  traded or dealt in on securities  exchanges or
financial    markets.    "Securities"   also   means   other
obligations  of an  issuer,  or shares,  participations  and interests  in an issuer  recognized  in the country in which it is issued or dealt in as a medium for  investment and any other  property  as  may  be  acceptable  to  Bank  for  the
Securities Account.

      "Securities  Account"  means each  Securities  custody
account on Bank's records to which  Financial  Assets are or may be credited pursuant hereto.

        "Securities Depository" means:

        (i) when referring to a securities depository
        located outside the U.S., an 'Eligible Securities
        Depository' which, in turn, shall have the same
        meaning  as in SEC Rule 17f-7(b)(1)(i)-(vi) as the
        same may be amended from time to time, or that has
        otherwise been made exempt pursuant to an SEC
        exemptive order.

        (ii) when referring to a securities depository
        located in the U.S. shall mean a securities
        depository as defined in SEC Rule 17f-4(a).
      .
      "Securities   Entitlement"   means  the   rights   and
property  interests of an Entitlement Holder with respect to a  Financial  Asset as set  forth in Part 5 of  Article 8 of the  Uniform  Commercial  Code of the State of New York,  as
the same may be amended from time to time.

      "Securities  Intermediary" means Bank, a Subcustodian,
a   Securities   Depository,   and   any   other   financial
institution   which  in  the  ordinary  course  of  business
maintains  custody  accounts  for  others  and  acts in that capacity.

        "Subcustodian" means the following:

        (i)  a 'U.S. Bank', which shall mean a U.S. bank as
defined in SEC rule 17f-5(a)(7);

        (ii)  an 'Eligible Foreign Custodian', which shall
        mean: (x) a banking institution or trust company,
        incorporated or organized under the laws of a
        country other than the                       United
        States, that is regulated as such by that country's
        government or an agency thereof, and (y) a
        majority-owned direct or indirect subsidiary of a
        U.S. bank or bank holding company which subsidiary
        is incorporated or organized under the laws of a
        country other than the United States. In addition,
        an Eligible Foreign Custodian shall also mean any
        other entity that shall have been so qualified by
        exemptive order, rule or other appropriate action
        of the SEC.

        (iii)  For purposes of clarity, it is agreed that
        as used in Section 5.2(a), the term Subcustodian
        shall not include any Eligible Foreign Custodian as
        to which Bank has not acted as Foreign Custody
        Manager, and that Subcustodian includes Affiliated
        Subcustodians.

      (b)   All  terms in the  singular  will  have the same
meaning in the plural unless the context otherwise  provides and vice  versa  and the word  "will"  shall be read to mean
"shall."

               2. WHAT BANK IS REQUIRED TO DO

2.1   Set Up Accounts.
      ---------------

      (a)   Bank will  establish  and maintain the following
accounts ("Accounts"):

            (i)   a  Securities   Account  in  the  name  of
                  Customer for Financial  Assets,  which may
                  be  received  by or on  behalf  of Bank or
                  its   Subcustodian   for  the  account  of
                  Customer,   including  as  an  Entitlement
                  Holder; and

            (ii)  an  account   in  the  name  of   Customer
                  ("Cash  Account")  for any and all cash in
                  any  currency  received by or on behalf of
                  Bank or its  Subcustodian  for the account
                                           ==
                  of Customer.

Notwithstanding  paragraph  (ii),  cash held in  respect  of those  markets  where  Customer  is  required to have a cash account  in its own name  held  directly  with the  relevant
Subcustodian  or a  Securities  Depository  will  be held in that manner and will not be part of the Cash Account.

      (b)   At the request of Customer,  additional Accounts
may be opened in the  future,  which  will be subject to the terms of this Agreement.

2.2   Cash Account.
      ------------

      Except   as   otherwise   provided   in   Instructions
acceptable  to Bank,  all cash held in the Cash Account will be  deposited  during  the  period  it is  credited  to  the
Accounts  in one or  more  deposit  accounts  at  Bank or at
Bank's  London  Branch.  Any cash so  deposited  with Bank's
London Branch will be payable  exclusively  by Bank's London
Branch in the  applicable  currency,  subject to  compliance with  Applicable Law,  including,  without  limitation,  any restrictions  on  transactions  in the  applicable  currency imposed by the country of the applicable currency.

2.3   Segregation of Assets; Nominee Name.
      -----------------------------------

      (a)   Bank  will   identify   in  its   records   that
Financial Assets credited to Customer's  Securities  Account belong to  Customer  (except as  otherwise  may be agreed by
Bank and Customer).

      (b)   To the extent  permitted  by  Applicable  Law or
market  practice,  Bank will  require each  Subcustodian  to identify in its own records that Financial  Assets  credited to  Customer's  Securities  Account  belong to  customers of
Bank,  such that it is readily  apparent  that the Financial
Assets do not belong to Bank or the Subcustodian.

(c)   Bank is authorized, in its discretion:

            (i)   to hold in  bearer  form,  such  Financial
                  Assets as are  customarily  held in bearer
                  form  or  are  delivered  to  Bank  or its
                  Subcustodian in bearer form;

             (ii)       to  hold  Financial   Assets  in  or
                  deposit    Financial   Assets   with   any
                  Securities  Depository,  settlement system
                  or  dematerialized  book  entry or similar
                  systems  as to  which,  in the  case  of a
                  foreign  Securities  Depository,  Bank has
                  provided  the  analysis  of custody  risks
                  contemplated  by Section  (a)(1)(i)(A)  of
                  Rule  17f-7  under  the  1940 Act and not,
                  after  delivering  a  notice  required  by
                  Section  (a)(1)(i)(B)  of Rule 17f-7 under
                  the 1940 Act,  received  Instructions from
                  Customer to withdraw securities  therefrom
                  (a "Reported Depository"); and

(iii) to  register  in  the  name  of   Customer,   Bank,  a
                  Subcustodian,    or    their    respective
                  nominees,  such  Financial  Assets  as are
                  customarily   held  in  registered   form;
                  provided,  however,  that if it is  market
                  practice  in  a  country   for   Financial
                  Assets   customarily  held  in  registered
                  form  to be  registered  in the  name of a
                  Reported  Depository,  Bank is  authorized
                  in  its   discretion   to  register   such
                  Financial  Assets  in  the  name  of  such
                  Reported Depository or its nominee.

            (d)   Except  with  the   specific   consent  of
Customer,  Customer  authorizes Bank or its  Subcustodian to hold Financial  Assets in omnibus  accounts or in Customer's name,  as  required  by  local  market  practice,  and  will accept  delivery of  Financial  Assets of the same class and
denomination   as   those   deposited   with   Bank  or  its
Subcustodian.

2.4   Settlement of Trades.
      --------------------

      When   Bank   receives   an   Instruction    directing
settlement of a transaction  in (i.e.,  purchase or sale of)
Financial  Assets that includes all  information  reasonably required by Bank,  Bank will use  reasonable  care to effect such  settlement as instructed.  Settlement of  transactions in Financial  Assets will be conducted  in  accordance  with prevailing  standards of the market in which the transaction
occurs   for   transactions   by   Institutional    Clients.
Notwithstanding  applicable market standards, the Bank shall not  deliver  Financial  Assets or  payment  in  advance  of receipt or settlement of the expected  consideration  unless instructed  to  do  so by  Customer.  In  the  case  of  the failure of Customer's  counterparty  to deliver the expected consideration as agreed,  Bank will contact the counterparty to seek  settlement,  but  Bank  will  not be  obligated  to institute  legal  proceedings,  file a proof of claim in any insolvency proceeding, or take any similar action.

2.5   Settlement  Procedures;  Contractual  Settlement Date
      ------------------------------------------------------
Accounting.
-----------

      (a)   Securities  will be  transferred,  exchanged  or
delivered by the Custodian or  Subcustodian  upon receipt by
Custodian  of  Instructions  which  include all  information
required   by   Custodian.   Bank   will  use   "contractual
settlement date  accounting" as described below with respect to the  settlement  of trades in those  markets  where  Bank generally offers contractual  settlement date accounting and will notify Customer of those markets from time to time.

            (i)   Sales:  On the settlement date for a sale,
                  Bank will  credit  the Cash  Account  with
                  the  proceeds of the sale and transfer the
                  relevant  Financial  Assets to an  account
                  at Bank  pending  settlement  of the trade
                  to the extent not already delivered.

            (ii)  Purchases:  On  the  settlement  date  for
                  the  purchase   (or  earlier,   if  market
                  practice  generally used by  Institutional
                  Clients    requires    delivery   of   the
                  purchase   price  before  the   settlement
                  date),  Bank will  debit the Cash  Account
                  with the  settlement  amount  and credit a
                  separate  account at Bank.  Bank then will
                  post the  Securities  Account as  awaiting
                  receipt   of   the   expected    Financial
                  Assets.  Customer  will not be entitled to
                  the  credit in its  Securities  Account of
                  the  Financial  Assets  that are  awaiting
                  receipt  until  Bank  or  a   Subcustodian
                  actually receives them.

Bank  reserves  the  right to  restrict  in good  faith  the availability  of contractual  settlement date accounting for reasons of  insufficient  cash in Customer's Cash Account or local market constraints that would prohibit settlement.

      (b)   Bank may (in its absolute  discretion) upon oral
or written  notification  to  Customer  reverse  any pending debit or credit made  pursuant to Section  2.5(a) prior to a transaction's  actual  settlement,  and  Bank  will  not  be liable  for any  costs or  liabilities  resulting  from such
reversal.   Customer   acknowledges   that  the   procedures
described  in  this  sub-section  are  of an  administrative nature,  and Bank does not  undertake  to make loans  and/or
Financial Assets available to Customer.

2.6   Settlement   Procedures;   Actual   Settlement  Date
      ------------------------------------------------------
Accounting.
----------

      With  respect  to any  sale  or  purchase  transaction
that  is not  posted  to  the  Account  on  the  contractual settlement  date as  referred to in Section  2.5,  Bank will post  the  transaction  on the  date on  which  the  cash or
Financial   Assets   received  as   consideration   for  the
transaction is actually received by Bank.

2.7   Income Collection ; Autocredit(R).
      ---------------------------------

      (a)   Autocredit(R).   Bank  will  credit  all  interest
            -------------
and dividends  and all other income and payments,  including redemption  proceeds on  Financial  Assets,  whether paid in cash or in kind,  as the same become  payable and credit the same  to  the  Cash  Account,  net  of any  taxes  that  are withheld  by Bank  or any  third  party.  Bank  may  reverse such credits upon oral or written  notification  to Customer that Bank believes that the  corresponding  payment will not be  received  by Bank  within a  reasonable  period  or such credit was incorrect.

      (b)   Income  Collection.  Bank  will use  reasonable,
            ------------------
good  faith  efforts  to  contact   appropriate  parties  to
collect unpaid interest,  dividends or redemption  proceeds, but neither  Bank nor its  Subcustodians  will be obliged to
file  any  formal   notice  of  default,   institute   legal
proceedings,  file  a  proof  of  claim  in  any  insolvency
proceeding,   or  take  any  similar  action.   With  Bank's
permission,   which  shall  not  be  unreasonably  withheld,
Customer  may use the  name of Bank or a  Subcustodian  when necessary to comment and  prosecute  such legal  proceedings to collect  amounts due, and Bank will,  and will cause each
Subcustodian  to, cooperate fully with Customer in assisting in collecting such amounts.

2.8   Certain Ministerial Acts.
      ------------------------

      (a)   Until   Bank   receives   Instructions   to  the
contrary, Bank will:

            (i)   present  all  Financial  Assets  for which
                  Bank  has  received  notice  of a call for
                  redemption   or   that   have    otherwise
                  matured,   and  all  income  and  interest
                  coupons and other  income  items that call
                  for payment upon presentation;

            (ii)  execute  in  the  name  of  Customer  such
                  certificates   as  may  be   required   to
                  obtain  payment in  respect  of  Financial
                  Assets; and

            (iii) exchange  interim or  temporary  documents
                  of title  held in the  Securities  Account
                  for definitive documents of title.

      (b)   Bank  may  provide  information  concerning  the
Accounts   to   Subcustodians,    Securities   Depositories,
counterparties,  issuers of Financial  Assets,  governmental entities,  securities exchanges,  self-regulatory  entities, and similar  entities to the extent  required by  Applicable
Law or as may be required by market  practice  for  accounts of  Institutional  Clients in order to provide the  services contemplated by this Agreement.

2.9   Corporate Actions.
      -----------------

      (a)   Subject to the  standard of  reasonable  care of
Section 7.1(a),  Bank will follow Corporate  Actions through
receipt  of  notices  from  issuers,   from   Subcustodians,
Securities  Depositories  and notices  published in industry publications and reported in reporting  services.  Bank will promptly  notify  Customer of any Corporate  Action of which information  is either (i) received by it or a  Subcustodian
to  the  extent  that  Bank's  central   corporate   actions
department has actual  knowledge of the Corporate  Action in time to notify its  customers  in a timely  manner;  or (ii)
published via a formal notice in publications  and reporting services  routinely  used by Bank for this  purpose  in time for Bank to notify its  customers in a timely  manner.  Bank also will use its reasonable  efforts to notify  Customer of
any  class  action   litigation  for  which  information  is
actually   received  by  Bank's  central  corporate  actions
department  but  shall  not be  liable  for any  Liabilities
arising  out  of  Bank's  failure  to  identify   Customer's
interest  in any  class  action  litigation.  Bank  does not
commit,   however,   to   provide   information   concerning
Corporate  Actions or class  action  litigation  relating to
Financial Assets being held at Customer's  request in a name not subject to the control of Bank or its Subcustodian.

      (b)   If an  Authorized  Person  fails to provide Bank
with   Instructions   prior  to  the  deadline  set  by  the
Securities  Depository with respect to any Corporate Action, neither  Bank  nor its  Subcustodians  or  their  respective nominees will take any action in relation to that  Corporate
Action,  except as  otherwise  agreed in writing by Bank and
Customer or as may be set forth by Bank as a default  action in the  notification  it provides under Section 2.9 (a) with respect  to that  Corporate  Action.  If  Customer  provides
Bank with  Instructions with respect to any Corporate Action after the  deadline  set by the Bank but before the deadline
set  by  the   Securities   Depository,   Bank   shall   use
commercially    reasonable    efforts   to   act   on   such
Instructions.   If  Bank   fails  to  act  on   Instructions
provided by Customer  prior to the deadline set by Bank with respect  to any  Corporate  Action,  Bank will be liable for direct losses incurred by Customer.

      Bank's  deadline  for  receipt  of  Instructions  from
Customer  with  respect to any  Corporate  Action  shall not precede the deadline  set by the  Securities  Depository  by more than a  commercially  reasonable  period of time,  with
such   interval   between  the  Bank's   deadline   and  the
Securities  Depository's  deadline  as agreed  upon  between
Customer and Bank.

(c)   Bank  may  sell or  otherwise  dispose  of  fractional
 interests  in Financial  Assets  arising out of a Corporate
 Action and, to the extent  necessary to protect  Customer's interest in that Corporate Action,  credit the Cash Account with  the  proceeds  of the sale or  disposition.  If some, but not all, of an outstanding  class of Financial Asset is called for  redemption,  Bank may allot the amount redeemed among the  respective  beneficial  holders of such class of
 Financial  Asset in any  basis  such that  Customer  is not allocated a higher  proportion  of the  redeemed  Financial
 Asset than it would on a pro rata basis.

       (d)  Notices of Corporate  Actions and class  actions
dispatched  to Customer may have been  obtained from sources which  Bank does not  control  and may have been  translated or  summarized.  Although  Bank  believes such sources to be reliable,  Bank  has  no  duty  to  verify  the  information contained  in  such  notices  nor  the  faithfulness  of any translation  or summary  and  therefore  does not  guarantee its accuracy, completeness or timeliness.

2.10  Proxies.
      -------

      (a)   As may  be  agreed  upon  between  Customer  and
Bank,   and   subject   to  and  upon  the   terms  of  this
sub-section,  Bank will monitor  information  in  accordance with  standard  procedures  as notified to Customer and will
promptly  provide   Customer  with   information   which  it
receives  on  matters  to  be  voted  upon  at  meetings  of holders  of  Financial  Assets  ("Notifications"),  and Bank will  act in  accordance  with  Customer's  Instructions  in relation to such  Notifications  ("the  active  proxy voting service").  If  information  is  received  by  Bank  at  its proxy voting  department  too late to permit  timely  voting by Customer,  Bank's only obligation will be to provide,  so far as reasonably  practicable,  a Notification  (or summary information  concerning a  Notification)  on an "information only" basis.

      (b)   The active  proxy  voting  service is  available
only in  certain  markets,  details  of which are  available from Bank on request.  Provision  of the active proxy voting service  is  conditional  upon  receipt  by  Bank  of a duly
completed    enrollment   form   as   well   as   additional
documentation that may be required for certain markets.

      (c)   Bank  will  act  upon  Instructions  to  vote on
matters   referred   to   in   a   Notification,    provided
Instructions  are  received  by  Bank  at its  proxy  voting department  by the  deadline  referred  to in  the  relevant
Notification.   If  Instructions   are  not  received  in  a
timely  manner,  Bank  will  not  be  obligated  to  provide further notice to Customer.

      (d)   Bank    reserves    the    right   to    provide
Notifications  or parts  thereof in the  language  received, but shall use  commercially  reasonable  efforts  to provide such  Notifications  in  English  in a timely  manner.  Bank
will   attempt  in  good  faith  to  provide   accurate  and
complete Notifications, whether or not translated.

      (e)   Customer  acknowledges  that  Notifications  and
other  information  furnished  pursuant to the active  proxy
voting   service   ("information")   not  the   intellectual
                                     ========
property  of  Customer.   Accordingly,   Customer  will  not
make any use of such  information  except in connection with
the  active  proxy  voting   service,   and  to  the  extent
necessary to effectuate Customer's voting.

      (f)   In  markets   where  the  active   proxy  voting
service is not  available  or where Bank has not  received a
duly   completed   enrollment   form   or   other   relevant
documentation,   Bank  will  not  provide  Notifications  to
Customer  but  will  endeavor  to act upon  Instructions  to vote on matters  before  meetings  of  holders of  Financial
Assets where it is reasonably  practicable  for Bank (or its
Subcustodians  or  nominees as the case may be) to do so and where such  Instructions  are  received  in time for Bank to take timely  action (the  "passive  proxy voting  service").
Bank shall in all events  promptly  send  notices  and proxy information  it  receives  either to Customer or as directed by Customer.

      (g)   Customer  acknowledges  that  the  provision  of
proxy  voting  services  (whether  active or passive) may be precluded or  restricted  under a variety of  circumstances.
These circumstances include, but are not limited to:

            (i)   the Financial  Assets being on loan or out
            for registration,

            (ii)  the  pendency  of  conversion  or  another
            Corporate Action;

            (iii) Financial  Assets being held at Customer's
                  request  in a  name  not  subject  to  the
                  control of Bank or its Subcustodian;

            (iv)  Financial  Assets  being  held in a margin
                  or  collateral  account at Bank or another
                  bank or broker,  or  otherwise in a manner
                  which affects voting;

            (v)   local market regulations or practices,  or
                  restrictions by the issuer;  and

            (vi)  Bank may be  required  to vote all  shares
                  held  for a  particular  issue  for all of
                  Bank's  customers  on a net basis (i.e.  a
                  net  yes  or  no  vote   based  on  voting
                  instructions   received   from   all   its
                  customers).  Where this is the case,  Bank
                  will  inform  Customer  by  means  of  the
                  Notification.

      (h)   Notwithstanding  the fact that Bank may act in a
fiduciary  capacity  with  respect to  Customer  under other agreements,  in  performing  active or passive  proxy voting services  Bank  will  be  acting  solely  as  the  agent  of
Customer, and will not exercise any discretion,  with regard to  such  proxy  services  or vote  any  proxy  except  when directed by an Authorized Person.

2.11  Statements and Information Available On-Line.
      --------------------------------------------

      (a)   Bank will send to  Customer,  or make  available
to Customer  on-line or otherwise at  Customer's  reasonable request,  at times mutually agreed upon,  formal  statements of  account  in  Bank's  standard  format  for each  Account maintained by Customer with Bank,  identifying the Financial
Assets and cash held in each Account (each such  statement a
"Statement  of Account").  Additionally,  Bank will send (or
make   available   on-line   to)   Customer   an  advice  or
notification  of any  transfers of cash or Financial  Assets with respect to each  Account.  Bank will not be liable with respect  to any matter  set forth in those  portions  of any
Statement  of  Account  or any such  advice  (or  reasonably implied  therefrom)  to which  Customer has not given Bank a written  exception or objection  within  ninety (90) days of receipt of the  Statement of Account,  provided  such matter is not the result of Bank's  negligence,  willful misconduct or bad faith.  References  in this  Agreement to  Statements of Account include Statements of Account in electronic form.

      (b)   Prices  and  other  information   obtained  from
non-affiliated  third  parties which may be contained in any
Statement  of Account or other  statement  sent to  Customer
have  been   obtained  from  sources  Bank  believes  to  be
reliable.  Bank does not, however,  make any  representation as to the  accuracy of such  information  or that the prices specified  necessarily  reflect the  proceeds  that would be received on a disposal of the relevant Financial Assets.

      (c)   Customer    acknowledges    that,   except   for
Statements  of Account or as otherwise  expressly  agreed by
Bank,  records and reports  available  to it on-line may not be  accurate  due to  valuation  differences  by  reason  of prices  used by  Customer  to value  its  Financial  Assets, delays in updating Account records, and other causes.

2.12  Access to Bank's Records.
      ------------------------

      Bank  will   allow   Customer's   independent   public
accountants  such  reasonable  access to the records of Bank relating to  Financial  Assets as is required in  connection with their  examination  of books and records  pertaining to
Customer's   affairs.    Subject   to   restrictions   under
Applicable  Law,  Bank also will  obtain an  undertaking  to
permit   Customer's    independent    public    accountants,
reasonable  access to the  records  of any  Subcustodian  of
Securities  held  in  the  Securities   Account  as  may  be
required in connection with such examination.

2.13  Maintenance  of  Financial  Assets  at  Subcustodian
      ------------------------------------------------------
Locations.
---------

      (a)   Unless  Instructions  require  another  location
acceptable  to Bank,  Financial  Assets  will be held in the country or  jurisdiction  in which their  principal  trading market  is  located,  where  such  Financial  Assets  may be presented  for  payment,  where such  Financial  Assets were acquired,  or  where  such  Financial  Assets  are held in a
Reported  Depository.  Bank  reserves the right to refuse to accept  delivery of  Financial  Assets or cash in  countries
and   jurisdictions   other  than  those   referred   to  in
Schedule  2 to this  Agreement,  as in  effect  from time to time.

      (b)   Bank   will  not  be   obliged   to   follow  an
Instruction  to hold  Financial  Assets  with,  or have them registered  or  recorded  in the name  of,  any  person  not chosen by Bank or its  Subcustodian.  However,  if  Customer does  instruct  Bank to hold  Financial  Assets  and/or cash with or  register  or  record  Financial  Assets in the name of a person not chosen by Bank or its  Subcutodian  and Bank agrees to do so, except in a case in which  registration  or recording  in the  name of a  person  chosen  by Bank or its
Subcustodian  would  impose risks to Customer not present if registration  or recordation  were in a different  name, the consequences  of  doing  so are at  Customer's  own risk and
Bank  (i)  will  not be  liable  therefor  and  (ii) may not provide  services  under  this  Agreement  with  respect  to
Financial  Assets  s or cash  so  held,  including,  without limitation,  services  provided  under  Sections  2.8,  2.9,
2.10, and 8.2.

2.14  Tax Relief Services.
      -------------------

      Bank will  provide tax relief  services as provided in
Section 8.2.

2.15  Foreign Exchange Transactions.
      -----------------------------

      To  facilitate   the   administration   of  Customer's
trading   and   investment    activity   and   pursuant   to
Instructions  from CustomerBank may, but will not be obliged to, enter into spot or forward  foreign  exchange  contracts
with  Customer,   and  may  also  provide  foreign  exchange
contracts   and   facilities   through  its   Affiliates  or
Subcustodians.      Instructions,     including     standing
Instructions,  may be issued with respect to such contracts, but Bank may establish  rules or limitations  concerning any foreign  exchange  facility  made  available.  In all  cases where Bank,  its  Affiliates or  Subcustodians  enter into a
master  foreign   exchange   contract  that  covers  foreign
exchange  transactions  for  the  Accounts,  the  terms  and conditions  of that foreign  exchange  contract  and, to the extent not inconsistent,  this Agreement, will apply to such transactions.

2.16.  Compliance with  Securities and Exchange  Commission
       -----------------------------------------------------
("SEC") Rule 17f-5 ("Rule     17f-5").
--------------------------------------

      (a)  Customer's  board  of  directors  (or  equivalent
body)  (hereinafter  `Board') hereby delegates to Bank, and, as to those  countries  listed in  Schedule 2 hereto (and as the same may be amended on notice to  Customer  from time to time),  Bank  hereby  accepts the  delegation  to it, of the
obligation  to  perform  as  Customer's   `Foreign   Custody
Manager'  (as that term is  defined in rule  17f-5(a)(3)  as promulgated  under the  Investment  Company Act of 1940,  as amended  ("1940  Act"),  including  for the purposes of: (i)
selecting  Eligible  Foreign  Custodians  (as  that  term is defined in rule 17f-5(a)(1),  and as the same may be amended from time to time,  or that  have  otherwise  been  exempted
pursuant  to  an  SEC  exemptive   order)  to  hold  Foreign
Financial  Assets and Cash,  (ii) evaluating the contractual arrangements  with such Eligible Foreign  Custodians (as set forth in rule  17f-5(c)(2)),  (iii)  monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

      (b) In connection with the foregoing, Bank shall:

      (i)  Promptly  advise  Customer  of the  placement  of
      Customer's  Financial Assets and Cash with an Eligible
      Foreign  Custodian  in  connection  with  execution of
      this Agreement;

      (ii)  provide  written  reports  notifying  Customer's
      Board of the  placement of  Financial  Assets and Cash
      with  particular  Eligible  Foreign  Custodians and of
      any  material  change  in the  arrangements  with such
      Eligible Foreign  Custodians,  with such reports to be
      provided  to  Customer's  Board  at such  times as the
      Board deems  reasonable and  appropriate  based on the
      circumstances    of   Customer's    foreign    custody
      arrangements  (and until further  notice from Customer
      such   reports   shall  be  provided   not  less  than
      quarterly  with respect to the  placement of Financial
      Assets  and  Cash  with  particular  Eligible  Foreign
      Custodians  and with  reasonable  promptness  upon the
      occurrence of any material change in the  arrangements
      with such Eligible Foreign Custodians);

      (iii)  exercise  such  reasonable  care,  prudence and
      diligence in performing as Customer's  Foreign Custody
      Manager  as a  person  having  responsibility  for the
      safekeeping  of  Foreign  Financial  Assets  and  cash
      would exercise;

      (iv)  in  selecting  an  Eligible  Foreign  Custodian,
      first have  determined that Foreign  Financial  Assets
      and cash placed and  maintained in the  safekeeping of
      such Eligible  Foreign  Custodian  shall be subject to
      reasonable care, based on the standards  applicable to
      custodians  in  the  relevant  market,   after  having
      considered all factors  relevant to the safekeeping of
      such  Foreign  Financial  Assets and cash,  including,
      without  limitation,  those  factors set forth in rule
      17f-5(c)(1)(i)-(iv);

      (v)  determine  that  the  written  contract  with  an
      Eligible Foreign Custodian  requires that the Eligible
      Foreign  Custodian  shall provide  reasonable care for
      Foreign   Financial  Assets  and  Cash  based  on  the
      standards  applicable  to  custodians  in the relevant
      market;

      (vi)  determine  that  the  written  contract  with an
      Eligible  Foreign  Custodian  contains the  provisions
      set  forth in Rule  17f-5(c)(2)(i)(A)-(F)  or, in lieu
      of any of all of the  provisions  set  forth  in  Rule
      17f-5(c)(2)(i)(A)-(F),   other  provisions  that  Bank
      determines will provide,  in their entirety,  the same
      or  level  of care  and  protection  for  the  Foreign
      Financial   Assets   as   the   provisions   in   Rule
      17f-5(c)(2)(i)(A)-(F), in their entirety; and .

      (vii)  have   established  a  system  to  monitor  the
      initial and continued  appropriateness  of maintaining
      Foreign  Financial  Assets  and cash  with  particular
      Eligible  Foreign  Custodians  and  of  the  governing
      contractual   arrangements;   it   being   understood,
      however,  that  in the  event  that  Bank  shall  have
      determined   that  the   existing   Eligible   Foreign
      Custodian in a given  country  would no longer  afford
      Foreign  Financial Assets and cash reasonable care and
      that  no  other  Eligible  Foreign  Custodian  in that
      country  would  afford  reasonable  care,  Bank  shall
      promptly  so advise  Customer  and  shall  then act in
      accordance  with the  Instructions  of  Customer  with
      respect to the  disposition  of the  affected  Foreign
      Financial Assets and cash.

Subject to (b)(i)-(vii)  above, Bank is hereby authorized to place and  maintain  Foreign  Financial  Assets  and cash on
behalf  of  Customer   with  Eligible   Foreign   Custodians
pursuant to a written contract deemed appropriate by Bank.

      (c)  Bank  represents  to  Customer  that it is a U.S.
Bank as defined  in Rule  17f-5(a)(7).  Customer  represents to Bank  that:  (1) the  Foreign  Financial  Assets and cash being placed and  maintained  in Bank's  custody are subject to the 1940  Act,  as the same may be  amended  from time to time; (2) its Board has determined  that it is reasonable to rely on Bank to perform  as  Customer's  Foreign  Custody in each country in which  Customer's  Financial Assets and cash shall be held  hereunder and  determined  to accept  Country
Risk.  Nothing  contained  herein shall require Bank to make any  selection or to engage in any  monitoring  on behalf of
Customer that would entail consideration of Country Risk.

For  purposes  hereof,  "Country  Risk" shall mean  systemic risks of holding assets in a particular
country  including,  but no  limited  to,  (a)  an  Eligible
      Foreign Custodian's use of an Eligible
Securities  Depository  as defined  in Rule 17f-7  under the
      Investment Company Act of 1940 as
amended,  (b) such country's financial  infrastructure,  (c)
      such country's prevailing custody and
settlement practices, (d) nationalization,  expropriation or other governmental actions, (e)
 regulation  of the  banking  or  securities  industry,  (f)
      currency controls, restrictions, devaluations
 or  fluctuations,  and (g) market  conditions  which affect the orderly execution of securities
transactions or affect the value of securities.

      (d) Bank shall  provide to Customer  such  information
relating  to  Country  Risk as is  specified  in  Schedule 1
hereto.   Customer  hereby   acknowledges   that:  (i)  such
information is solely  designed to inform Customer of market
conditions   and   procedures  and  is  not  intended  as  a
recommendation   to  invest  or  not  invest  in  particular
markets;  and (ii) Bank has  gathered the  information  from sources it considers  reliable,  but that Bank shall have no responsibility for inaccuracies or incomplete information.

2.17  Compliance with SEC Rule 17f-7 ("Rule 17f-7").
      ----------------------------------------------

      (a) Bank  shall have  provided  for  consideration  by
Customer,  prior  to the  placement  of  Customer's  Foreign
Financial Assets with any Eligible Securities  Depository in connection  with  execution of this  Agreement,  an analysis of the custody risks associated with maintaining  Customer's
Foreign  Financial  Assets  with  each  Eligible  Securities
Depository  used by Bank as of the date  hereof  (or, in the case of an Eligible  Securities  Depository not used by Bank as of the date  hereof,  prior to the initial  placement  of
Customer's  Foreign  Financial  Assets at such  Depository).
The  foregoing  analysis  will be  provided  to  Customer at
Bank's Website.  In connection with the foregoing,  Customer shall  notify Bank of any Eligible  Securities  Depositories at which it does not  choose to have its  Foreign  Financial
Assets   held.   Bank  shall   monitor  the  custody   risks
associated with  maintaining  Customer's  Foreign  Financial
Assets  at each such  Eligible  Securities  Depository  on a continuing  basis and shall promptly  notify Customer or its adviser of any material changes in such risks.

      In conducting the aforementioned  analysis, Bank shall
consider  factors  relevant to custody risks,  including but not limited to:

(i)   the depository's expertise and market reputation;
(ii)  the quality of the despository's services;
(iii) the depository's financial strength;
(iv)  insurance or indemnification arrangements;
(v)   the extent and quality of regulation  and  independent
            examination of the depository;
(vi)  the depository's standing in published ratings;
(vii) the   depository's   internal   controls   and   other
            procedures for safeguarding investments; and
(viii)      any related legal proceedings.

      (b) Bank  shall  exercise  reasonable  care,  prudence
and diligence in performing  the  requirements  set forth in
Section 2.17(a) above.

      (c) Based on the  information  available  to it in the
exercise of diligence,  Bank shall determine the eligibility under rule 17f-7 of each depository  before  including it on
Schedule 3 hereto and shall promptly  advise Customer if any
Eligible  Securities   Depository  ceases  to  be  eligible.
(Eligible  Securities  Depositories  used  by Bank as of the date hereof are set forth in  Schedule 3 hereto,  and as the same may be  amended  on  notice  to  Customer  from time to time.)

2.18        Securities Entitlement Orders.
            -----------------------------

    Bank  shall  at  all  times  be  bound  by  Instructions
(except  as  otherwise  herein  provided)  as to  Securities
Entitlements of Customer and shall not permit,  honor or act upon  any  prior,  equal  or  contemporaneous  claim  to  or
instructions   or  orders  of  any  kind  with   respect  to
Financial  Assets  or Cash by or from any  other  person  or entity of any kind, and shall keep all Financial  Assets and
Cash  at  all  times  free  from  all  security   interests,
charges,   claims,   mortgages,   pledges  or  other  liens,
restrictions  or  encumbrances  other than those  arising in connection with settlement of transactions  pursuant to this
Agreement   and  other  charges  and  payments  by  Bank  as
permitted by this Agreement.

2.19  Confirmations.
      --------------

      Bank shall send  Customer  confirmations  of transfers
to and from the Accounts at the end of each business day.

                      3. INSTRUCTIONS

3.1   Acting on Instructions; Unclear Instructions.
      --------------------------------------------

      (a)   Customer  authorizes  Bank  to  accept  and  act
upon  any  Instructions  received  by  it  without  inquiry.
Customer will indemnify the Bank  Indemnitees  against,  and hold each of them harmless  from, any  Liabilities  that may be imposed on,  incurred  by, or  asserted  against the Bank
Indemnitees  as a result of any action or omission  taken in accordance with any  Instructions  or other  directions upon which  Bank is  authorized  to rely  under the terms of this
Agreement,  provided  that  Bank  shall  not be  indemnified against or held harmless  from any liability  arising out of
Bank's negligence, fraud or willful misconduct.

      (b)   Unless   otherwise   expressly   provided,   all
Instructions  will  continue in full force and effect  until canceled or superseded.

      (c)   Bank may (in its  sole  discretion  and  without
affecting  any part of this Section 3.1) seek  clarification or confirmation of an Instruction from an Authorized  Person and may  decline to act upon an  Instruction  if it does not receive  clarification  or confirmation  satisfactory to it.
Bank will not, except as provided in Section 7.1 hereof,  be liable for any loss  arising  from any delay  while it seeks such  clarification or confirmation and it documents that it sought clarification or confirmation.

      (d)   In executing or paying a payment  order Bank may
rely  upon the  identifying  number  (e.g.  Fedwire  routing number  or  account)  of  any  party  as  instructed  in the payment  order.  Customer  assumes full  responsibility  for any  inconsistency  between the name and identifying  number of any party in payment  orders issued to Bank in Customer's name.

3.2   Confirmation of Oral Instructions/Security Devices.
      --------------------------------------------------

      Any  Instructions  delivered to Bank by telephone will
promptly   thereafter   be   confirmed   in  writing  by  an
Authorized  Person.  Each  confirmation  is  to  be  clearly marked  "Confirmation."  Bank will not be liable  for having followed such  Instructions  notwithstanding  the failure of an Authorized  Person to send such  confirmation  in writing or the  failure  of  such  confirmation  to  conform  to the telephone  Instructions  received,  provided that Bank shall
have   exercised   reasonable   care   in   following   such
Instructions.   In  the  event  of  a  discrepancy   between
Instructions  and  a  subsequent  confirmation,   Bank  will
immediately  notify  Customer  of such  discrepancy.  Either party may  record  any of their  telephonic  communications.
Customer   will   comply   with  any   security   procedures
reasonably  required by Bank from time to time with  respect
to   verification   of   Instructions.   Customer   will  be
responsible for safeguarding  any test keys,  identification
codes  or  other  security   devices  that  Bank  will  make
available to Customer or any Authorized Person.

3.3   Instructions; Contrary to Law/Market Practice.
      ---------------------------------------------

      Bank   need  not  act  upon   Instructions   which  it
reasonably  believes to be contrary  to law,  regulation  or market  practice and will  immediately  so notify  Customer, but Bank will be under no duty to  investigate  whether  any
Instructions comply with Applicable Law or market practice.

3.4   Cut-off Times.
      -------------

      Bank has  established  cut-off  times for  receipt  of
some  categories of  Instruction,  which are consistent with industry  standards  for the  receipt  of such  instructions and  which  will  be made  available  to  Customer.  If Bank
receives  an  Instruction  after  its  established   cut-off
time,  Bank will attempt to act upon the  Instruction on the day  requested  if Bank  deems  it  practicable  to do so or otherwise as soon as practicable on the next business day.

4.    FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1   Fees and Expenses.
      ----------------- -

      Customer  will  pay Bank  for its  services  hereunder
the  fees set  forth in  Schedule  A  hereto  or such  other amounts  as may be  agreed  upon  in  writing  from  time to time,  together  with  Bank's  reasonable  out-of-pocket  or
incidental   expenses,   including,   but  not  limited  to,
reasonable   and    appropriate    legal   fees.    Customer
authorizes  Bank to  deduct  amounts  owing  to it from  the
Cash  Account,  for any  undisputed  fees or  expenses  from time  to  time  more  than 60  days  in  arrears.  Bank  may increase  the fees for its  services  hereunder  by not less than thirty  days'  notice in writing to  Customer.  Without prejudice to Bank's other  rights,  Bank  reserves the right to charge  interest on undisputed  overdue  amounts from the due  date  until  actual  payment  at such  rate as Bank may reasonably  determine  but not to exceed  an annual  rate of the then-current Federal funds plus 0.25%.

4.2   Overdrafts.
      ----------

      If a  debit  to  any  currency  in  the  Cash  Account
results  in  a  debit  balance  in  that  currency  (without regard to Cash Account  investments),  then Bank may, in its discretion,  (i) advance an amount  equal to the  overdraft,
(ii)  refuse to  settle in whole or in part the  transaction
causing   such   debit   balance,   or  (iii)  if  any  such
transaction  is posted to the  Securities  Account,  reverse any such  posting.  If Bank  elects to make such an advance, the advance  will be deemed a loan to  Customer,  payable on demand,  bearing  interest at the applicable rate charged by
Bank from time to time to  customers  similar  to  Customer, for such  overdrafts,  from the date of such  advance to the date of  payment  (both  after as well as  before  judgment)
and  otherwise  on the  terms on which  Bank  makes  similar overdrafts  available  from  time to time.  No prior  action or course of  dealing  on Bank's  part with  respect  to the settlement  of  transactions  on  Customer's  behalf will be asserted  by  Customer  against  Bank for Bank's  refusal to
make   advances  to  the  Cash  Account  or  to  settle  any
transaction  for  which  Customer  does not have  sufficient available  funds  in the  applicable  currency  in the  Cash
Account.

      Custodian may,  without prior notice to Customer,  set
off any  payment  obligation  owed to it by  Customer  under
this   Section  4.2   against   Customer's   Cash   Account,
regardless   of  currency   involved.   If,  after  set  off
against  Customer's  Cash  Account,  there  remains  a debit balance  under  this  Section  4.2,  then,  with  respect to
Financial  Assets  in the  Securities  Account  and  without prejudice  to  Bank's  rights as a  Securities  Intermediary under New York law  (including,  but not limited  to,  under the Uniform Commercial Code), upon notice to Customer,  Bank shall be  entitled to  withhold  delivery of such  Financial
Assets  against  settlement  of  pending  trades,   sell  or
otherwise  realize  any such  Financial  Assets and to apply
the   proceeds   in   satisfaction   of  any  such   payment
obligation,  provided that the  foregoing is not  prohibited by Section 18 of the Investment Company Act of 1940.

    5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER
                           AGENTS

5.1   Appointment  of  Subcustodians;  Use  of  Securities
      ------------------------------------------------------
Depositories.
------------

      (a)   Bank is authorized  under this  Agreement to act
through   and  hold   Customer's   Financial   Assets   with
Subcustodians,  being  at the  date  of this  Agreement  the entities  listed in  Schedule  2.  Bank will use  reasonable care in the  selection  and  continued  appointment  of such
Subcustodians.  In  addition,  Bank  and  each  Subcustodian may  deposit  Financial  Assets  with,  and  hold  Financial
Assets  in,  any   Reported   Depository   or  "other   U.S.
Securities  Depository."  Customer  will  provide  Bank with
such  documentation  or   acknowledgements   that  Bank  may
reasonably  require  to hold the  Financial  Assets  in such
Securities Depositories.

      (b)   Any   agreement   Bank   enters   into   with  a
Subcustodian  for  holding  Bank's  customers'  assets  will provide  that such  assets will not be subject to any right, charge,  security  interest,  lien or  claim  of any kind in favor of such  Subcustodian or its creditors  except a claim for payment for their safe  custody or  administration,  or, in the case of cash  deposits,  except  for  liens or rights in favor of  creditors  of the  Subcustodian  arising  under
bankruptcy,   insolvency   or  similar  law,  and  that  the
beneficial  ownership  thereof  will be freely  transferable without  the  payment of money or value  other than for safe custody or  administration.  Where a  Subcustodian  deposits
Securities  with a  Securities  Depository,  Bank will cause the  Subcustodian  to identify  on its records as  belonging
to   Bank,   as   agent,   the   Securities   shown  on  the
Subcustodian's account at such Securities  Depository.  This
Section  5.1(b)  will not apply to the extent of any special
agreement  or   arrangement   made  by  Customer   with  any
particular Subcustodian.

      (c)   Bank will not be liable for any act or  omission
by (or the  insolvency  of) any  Securities  Depository.  In the  event  Customer  incurs a loss  due to the  negligence,
willful   misconduct,   or   insolvency   of  a   Securities
Depository,  Bank  will  make  good  faith  efforts,  in its
discretion,   to   seek   recovery   from   the   Securities
Depository,  but Bank  will not be  obligated  to  institute legal  proceedings,  file a proof of claim in any insolvency proceeding, or take any similar action.

5.2   Liability for Subcustodians.
      ---------------------------

      (a)   Subject to Section  7.1(b),  Bank will be liable
for direct losses incurred by Customer that result from:

            (i)   the  failure  by  a  Subcustodian  to  use
                  reasonable   care  in  the   provision  of
                  custodial  services  by it  in  accordance
                  with  the  standards   prevailing  in  the
                  relevant market for Institutional  Clients
                  or from the  fraud or  willful  misconduct
                  or  default  of such  Subcustodian  in the
                  provision of custodial services by it; or

            (ii)  the   bankruptcy   or  insolvency  of  any
                  Affiliated Subcustodian.

      (b)   Subject  to Section  7.1(b)  and Bank's  duty to
use reasonable  care in the  monitoring of a  Subcustodian's
financial   condition   as   reflected   in  its   published
financial    statements   and   other   publicly   available
financial  information  concerning  it,  Bank  will  not  be responsible  for the  insolvency of any  Subcustodian  which is not a branch or an Affiliated Subcustodian.

      (c)   Bank  reserves  the  right  to add,  replace  or
remove  Subcustodians.  Bank will give prompt  notice of any such action,  which will be advance  notice if  practicable.
Bank will  identify the name,  address and  principal  place of  business  of any  Subcustodian  and the name and address of the  governmental  agency or other  regulatory  authority that supervises or regulates such Subcustodian.

5.3   Use of Agents.
      -------------

      (a)   Bank may  provide  certain  services  under this
Agreement  through third  parties,  which may be Affiliates.
Except to the extent  provided in Section  5.2 with  respect to Subcustodians,  Bank will not be responsible for any loss as a result of a failure  by any  broker or any other  third party that it selects and retains using  reasonable  care to provide  ancillary  services  that  it may  not  customarily provide  itself,  including,  without  limitation,  delivery services and  providers  of  information  regarding  matters
such  as  pricing,   proxy  voting  or  Corporate   Actions.
Nevertheless,  Bank will be liable  for the  performance  of any  such  service  provider  selected  by  Bank  that is an
Affiliate  to the same extent as Bank would have been liable if it performed such services itself.

      (b)   In the case of the sale under Section  2.9(c) of
a fractional  interest (or in other cases where Customer has requested  Bank to arrange  for  execution  of a trade) Bank will place  trades with a broker  which is an  Affiliate  to the  extent  that Bank has  established  a program  for such trading  with  such  Affiliate.  An  affiliated  broker  may charge its  customary  commission  (or retain its  customary spread) with respect to any such transaction.

       6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1   Representations of Customer and Bank.
      ------------------------------------

      (a)   Customer  represents  and  warrants  that (i) it
has  full   authority  and  power,   and  has  obtained  all
necessary   authorizations  and  consents,  to  deposit  and
control the Financial  Assets and cash in the  Accounts,  to use Bank as its  custodian in  accordance  with the terms of this  Agreement,  to incur  indebtedness  as contemplated by
this   Agreement,   and  to  enter  into  foreign   exchange
transactions;  (ii) assuming  execution and delivery of this
Agreement  by Bank,  this  Agreement  is  Customer's  legal, valid and  binding  obligation,  enforceable  in  accordance with  its  terms  and it has full  power  and  authority  to enter into and has taken all necessary  corporate  action to authorize the execution of this  Agreement  (iii) it has not relied on any oral or  written  representation  made by Bank or any  person on its  behalf,  and  acknowledges  that this
Agreement  sets out to the  fullest  extent  the  duties  of
Bank;  and (iv) it is a resident  of the  United  States and shall notify Bank of any changes in residency.

      (b)   Bank  represents  and warrants that (i) assuming
execution and delivery of this  Agreement by Customer,  this
Agreement  is Bank's  legal,  valid and binding  obligation, enforceable in accordance  with its terms,  (ii) it has full power  and  authority  to  enter  into  and  has  taken  all necessary  corporate  action to authorize  the  execution of this  Agreement,  (iii)  it has not  relied  on any  oral or written  representation  made by  Customer  or any person on its behalf,  and  acknowledges  that this Agreement sets out to the fullest  extent the duties of  Customer;  and (iv) it
is   qualified  to  act  as  a  custodian   for   investment
companies registered under the 1940 Act.

Each party may rely upon the above or the  certification  of
such  other   facts  as  may  be  required  to  perform  its
obligations hereunder.

6.2   Provision of Additional Information.
      -----------------------------------

      Upon request,  each party will promptly provide to the
other  such  information  about  itself  and  its  financial status as the other party may reasonably request,  including its  organizational  documents  and its current  audited and unaudited financial statements.

6.3   Customer  is Liable to Bank Even if it is Acting for
      -----------------------------------------------------
Another Person.
--------------

      If Customer  is acting as an agent for a disclosed  or
undisclosed  principal in respect of any transaction,  cash, or Financial Asset,  Bank  nevertheless  will treat Customer as its principal for all purposes under this  Agreement.  In this regard,  Customer will be liable to Bank as a principal in  respect of any  transactions  relating  to the  Account.
The  foregoing  will not affect  any rights  Bank might have against Customer's principal.

             7. WHEN BANK IS LIABLE TO CUSTOMER

7.1   Standard of Care; Liability.
      ---------------------------

      (a)   Bank  will  use  reasonable  care in  performing
its obligations  under this  Agreement.  Bank will not be in violation  of this  Agreement  with respect to any matter as to which  it has  satisfied  its  obligation  of  reasonable care.

      (b)   Bank  will  be  liable  for  Customer's   direct
damages to the extent they  result  from  Bank's  negligence or willful  misconduct in  performing  its duties as set out in this  Agreement  and to the  extent  provided  in Section
5.2(a) or  breach of any  warranty  or  representation  made under this  Agreement.  In the event of such  negligence  or willful  misconduct  the liability of the Bank in connection with the loss or damage  will not  exceed  (i) the lesser of the  current  replacement  cost of any  Financial  Assets or the  market  value of the  Financial  Assets  to which  such loss or damage  relates at the time the Customer  reasonably should  have  been  aware  of  such  negligence  or  willful misconduct,  plus  (ii)  compensatory  interest  up to  that time at the  rate  applicable  to the base  currency  of the
Customers'    Cash   Account.    Nevertheless,    under   no
circumstances   will  Bank  be  liable  for  any   indirect,
incidental,  consequential  or special  damages  (including, without  limitation,  lost  profits) of any form incurred by any  person  or  entity,  whether  or  not  foreseeable  and regardless  of the type of action in which  such a claim may
be   brought,   with   respect  to  the   Accounts,   Bank's
performance hereunder, or Bank's role as custodian.

      (c)   Customer  will  indemnify  the Bank  Indemnitees
against,  and hold them harmless from, any Liabilities  that may be imposed on,  incurred  by or asserted  against any of the Bank  Indemnitees  to the extent in  connection  with or arising out of (i) Bank's  performance under this Agreement,
provided   the  Bank   Indemnitees   have  not  acted   with
negligence  or  engaged in fraud or  willful  misconduct  in connection  with the  Liabilities  in  question  or (ii) any action or  omission  taken by Bank or such Bank  Indemnitees in accordance with any  Instructions or other  directions of
Customer  on which  Bank is  authorized  hereunder  to rely.
Nevertheless,  Customer  will not be  obligated to indemnify any  Bank  Indemnitee  under  the  preceding  sentence  with respect  to any  Liability  for which  Bank is liable  under
Section 5.2 of this Agreement.

      (d)   Without  limiting  Subsections  7.1(a),  (b)  or
(c),  Bank  will  have  no duty or  responsibility  to:  (i)
question  Instructions  or make any  suggestions to Customer
or  an  Authorized   Person  regarding  such   Instructions,
except  as  provided  in  Section  3.2,  provided  that  the
Instructions  are not clearly  incorrect on their face; (ii)
supervise   or  make   recommendations   with   respect   to
investments  or the  retention  of Financial  Assets;  (iii)
advise  Customer  or  an  Authorized  Person  regarding  any default  in  the  payment  of  principal  or  income  of any security  other than as provided  in Section  2.7(b) of this
Agreement;  (iv)  except as may  otherwise  be  required  by
Sections  2.16 or 2.17,  evaluate  or report to  Customer or an Authorized  Person  regarding the financial  condition of
any   broker,   agent  or  other  party  to  which  Bank  is
instructed  by an  Authorized  Person to  deliver  Financial
Assets  or  cash;   or  (v)   review  or   reconcile   trade
confirmations  received  from brokers  (and  Customer or its
Authorized  Persons  issuing   Instructions  will  bear  any
responsibility   to  review   such   confirmations   against
Instructions  issued to and  Statements of Account issued by
Bank).

         (e) Promptly after receipt by Bank of notice of
commencement of any action, Bank will, if a claim in
respect thereof is  made against Customer under this
Agreement, notify Customer of the commencement thereof; but
the omission so to notify Customer will not relieve it from
any liability which it may have to Customer otherwise than
under this Agreement. In case any such action is brought
against Bank, and it notified Customer of the commencement
thereof, Customer will be entitled to participate therein
and, to the extent that Customer may wish, assume the
defense thereof; provided, that in the case of any claim
that Bank deems significant, Bank shall have the right to
consent to Customer's choice of counsel in its defense of
such action, such consent not to be unreasonably withheld.
After notice from Customer of Customer's intention to
assume the defense of an action, Bank shall bear the
expenses of any additional counsel obtained by Bank, and
Customer shall not be liable to Bank under this section for
any legal or other expenses subsequently incurred by Bank
in connection with the defense thereof other than
reasonable costs of investigation. Bank shall in no case
confess any claim or make any compromise in any case in
which Customer is asked to indemnify Bank except with
Customer's prior written consent.

7.2   Force Majeure.
      -------------

      Bank  will  maintain  and  update  from  time  to time
business   continuation  and  disaster  recovery  procedures
with  respect to its  custody  business  that it  determines from  time to time  meet  reasonable  commercial  standards.
Bank  will  have no  liability,  however,  for  any  damage, loss,  expense or liability of any nature that  Customer may suffer  or  incur,  caused  by an act of God,  fire,  flood, civil or labor  disturbance,  war,  act of any  governmental authority or other act or threat of any  authority  (de jure or de facto),  malfunction of equipment or software  (except where such  malfunction is primarily  attributable to Bank's
negligence  in  maintaining   the  equipment  or  software),
failure  of  operations  of  any  external   funds  transfer
system,  inability  to obtain or  interruption  of  external
communications   facilities,   or  any  cause   beyond   the
reasonable  control of Bank (including  without  limitation, the non-availability of appropriate foreign exchange).

7.3   Bank  May Consult With Counsel.
      ------------------------------

      Bank  will be  entitled  to rely on,  and may act upon
the advice of  professional  advisers in relation to matters of law,  regulation  or market  practice  (which  may be the professional  advisers of Customer),  and will not be liable to  Customer  for any  action  reasonably  taken or  omitted pursuant  to such  advice  of  which  it  promptly  notifies
Customer.

7.4   Bank  Provides  Diverse  Financial  Services  and May
      ------------------------------------------------------
Generate Profits as a Result.
----------------------------

      Customer  acknowledges  that  Bank  or its  Affiliates
may have a material  interest in  transactions  entered into
by   Customer   with   respect   to  the   Account  or  that
circumstances  are  such  that  Bank  may  have a  potential conflict  of  duty or  interest.  For  example,  Bank or its
Affiliates  may  act as a  market  maker  in  the  Financial
Assets  to  which  Instructions  relate,  provide  brokerage services to other  customers,  act as  financial  adviser to the  issuer  of  such  Financial  Assets,  act in  the  same transaction  as agent  for more  than one  customer,  have a material  interest in the issue of the Financial  Assets; or
earn  profits  from  any  of  these   activities.   Customer
further  acknowledges  that Bank or its Affiliates may be in possession  of  investment-related  information  tending  to show that the  Instructions  received may not be in the best interests  of  Customer  but that Bank is not under any duty to disclose any such information.

                        8. TAXATION

8.1   Tax Obligations.
      ---------------

      (a)   Customer  confirms  that Bank is  authorized  to
deduct  from  any  cash  received  or  credited  to the Cash
Account  any  taxes or levies  required  by any  revenue  or governmental  authority in respect of  Customer's  Accounts;
provided  that such cash  shall be paid to such  revenue  or governmental  authority  or set aside in a separate  account of Customer for such purpose.

      (b)   Customer    will    provide    to   Bank    such
certifications,  documentation,  and  information  as it may reasonably require in connection with taxation.

      (c)    Customer  will be  responsible  for the payment
of  all  taxes  relating  to  the  Financial  Assets  in the
Securities  Account.  Customer will  indemnify and hold Bank
harmless   from  and  against   any  and  all   liabilities,
penalties,  interest or  additions to tax with respect to or resulting  from,  any delay in, or failure  by,  Bank (i) to pay,  withhold  or report any U.S.  federal,  state or local taxes or  foreign  taxes  imposed  on  Customer's  Financial
Assets,  or (ii)  to  report  interest,  dividend  or  other income  paid or  credited  to the  Cash  Account,  provided, however,  that  Customer  will not be liable to Bank for any penalty  or  additions  to tax  due as a  result  of  Bank's failure  to  pay or  withhold  tax  or to  report  interest, dividend  or  other  income  paid or  credited  to the  Cash
Account  solely  as a result  of  Bank's  negligent  acts or omissions.

8.2   Tax Reclaims.
      -------------

      (a)   Subject to the provisions of this Section,  Bank
will  apply  for a  reduction  of  withholding  tax  and any refund of any tax paid or tax  credits  in respect of income payments on  Financial  Assets  credited  to the  Securities
Account  that  Bank  believes  may be  available.  To defray expenses  pertaining  to nominal tax  claims,  Bank may from time-to-time  set  minimum  thresholds  as  to a de  minimus value of tax reclaims or reduction of  withholding  which it will  pursue  in  respect  of  income  payments  under  this section.  Notwithstanding any minimum threshold set by Bank,
Bank will file a tax reclaim or  application  for  reduction of withholding if requested by Customer.

      (b)   The  provision of a tax reclaim  service by Bank
is  conditional  upon Bank  receiving  from  Customer  (i) a declaration  of its identity and place of residence and (ii)
certain  other  documentation  requested  by Bank (pro forma copies  of which  are  available  from  Bank),  prior to the receipt of  Financial  Assets in the  Account or the payment of income.

      (c)   Bank will  perform  tax  reclaim  services  only
with respect to taxation  levied by the revenue  authorities of the  countries  advised to Customer from time to time and
Bank  may,  by  notification  in  writing,  in its  absolute discretion,  supplement  or amend the countries in which the tax relief  services  are  offered.  Other than as expressly
provided   in  this   Section   8.2,   Bank   will  have  no
responsibility  with regard to  Customer's  tax  position or status in any jurisdiction.

      (d)   Customer  confirms  that Bank is  authorized  to
disclose any information  required by any revenue  authority or any governmental entity with appropriate  jurisdiction in relation to the processing of any tax reclaim.

                         9. TERMINATION

      This  Agreement  will  continue  until  terminated  by
either Bank giving to Customer,  or Customer  giving to Bank
, a notice in writing  specifying  the date of  termination, which  date shall be not less than 60 days after the date of
giving   such   notice.   If   Customer   gives   notice  of
termination,  Customer shall designate a successor custodian or custodian to whom Bank must deliver the Financial  Assets and cash.  If Bank  gives  notice of  termination,  Customer shall,  within  sixty days of the notice,  notify Bank as to identity of the  successor  custodian  or  custodians.  Upon the  date  of  termination  specified  in the  notice,  this
Agreement  shall  terminate,  and  Bank  shall  deliver  the
Financial  Assets  and cash to the  successor  custodian(s).
If a successor  custodian is not  designated  by Customer in accordance with the foregoing,  Bank shall, upon the date of termination specified in the notice of termination,  deliver the Financial Asset and cash to Customer.

      Bank  will in any  event be  entitled  to  deduct  any
undisputed  amounts  owing to it prior  to  delivery  of the
Financial  Assets and cash (and,  accordingly,  Bank will be entitled  to  sell  Financial  Assets  and  apply  the  sale proceeds in  satisfaction  of  undisputed  amounts  owing to
it).   Customer  will   reimburse   Bank  promptly  for  all
out-of-pocket  expenses  it incurs in  delivering  Financial
Assets  upon  termination.  Termination  will not affect any of the  liabilities  either party owes to the other  arising under this Agreement prior to such termination.

                        10. MISCELLANEOUS

10.1  Notices.
      -------

      Notices  (other than  Instructions)  will be served by
registered  mail  or hand  delivery  to the  address  of the respective  parties  as set  out on the  first  page of this
Agreement,  unless  notice of a new  address is given to the other  party in  writing.  Notice  will not be  deemed to be given unless it has been received.

10.2  Successors and Assigns.
      ----------------------

        This Agreement will be binding on each of the
parties' successors and assigns, but the parties agree that
neither party can assign its rights and obligations under
this Agreement without the prior written consent of the
other party, which consent will not be unreasonably
withheld. In the event that Customer substitutes another
bank or trust company for Bank due to a change in
control of Bank, Bank shall pay all of Customer's
reasonable expenses incurred in connection with the
transition to the successor custodian, including, without
limitation, the expenses associated with the transfer of
securities, monies and other properties and Customer's
negotiation of new custodian contractual documentation.

10.3  Interpretation.
      --------------

      Headings  are  for   convenience   only  and  are  not
intended to affect  interpretation.  References  to sections
are  to  sections  of  this   Agreement  and  references  to
sub-sections  and  paragraphs  are  to  sub-sections  of the sections and  paragraphs of the  sub-sections  in which they appear.

10.4  Entire Agreement.
      ----------------

      (a)   The  following  Rider(s) are  incorporated  into
this Agreement:

            ___   Cash Trade Execution;

            ___   Cash Sweep;

            ___   Accounting Services;

            ___   Mutual Fund.

      (b)   This   Agreement,   including   the   Schedules,
Exhibits,  and Riders (and any separate agreement which Bank and  Customer  may  enter  into  with  respect  to any  Cash
Account),  sets out the entire Agreement between the parties in connection  with the subject  matter,  and this Agreement
supersedes    any    other    agreement,    statement,    or
representation   relating  to  custody,   whether   oral  or
written.  Amendments  must be in writing  and signed by both parties.

10.5  Information  Concerning  Deposits  at  Bank's  London
      ------------------------------------------------------
Branch.
------

      Under U.S federal law,  deposit accounts that Customer
maintains in Bank's foreign  branches  (outside of the U.S.)
are  not   insured   by  the   Federal   Deposit   Insurance
Corporation  ("FDIC");  in the event of Bank's  liquidation, foreign branch  deposits have a lesser  preference than U.S.
deposits;   and  such   foreign   deposits  are  subject  to
cross-border  risks.  Bank's  London  Branch  is a member of the United Kingdom Deposit  Protection Scheme (the "Scheme")
established  under  Banking  Act  1987  (as  amended).  This
Scheme  provides  that in the  event  of  Bank's  insolvency payments may be made to certain  customers of Bank's  London
Branch.  Payments  under the Scheme are  limited to 90% of a
depositor's   total  cash  deposits  subject  to  a  maximum
payment to any one  depositor of(pound)18,000 (or 20,000 euros if greater).  Most deposits  denominated  in sterling and other
European  Economic Area  Currencies  and euro made with Bank within the United  Kingdom are covered.  Further  details of the Scheme are available on request.

10.6  Insurance.
      ---------

      Bank will not be required to  maintain  any  insurance
coverage for the benefit of Customer.

10.7  Governing Law and Jurisdiction.
      ------------------------------ -

      This  Agreement  will  be  construed,  regulated,  and
administered  under the laws of the  United  States or State of New York,  as  applicable,  without  regard to New York's principles  regarding  conflict of laws.  The United  States
District  Court for the  Southern  District of New York will have the sole and  exclusive  jurisdiction  over any lawsuit or other  judicial  proceeding  relating to or arising  from
this   Agreement.   If  that  court  lacks  federal  subject
matter  jurisdiction,  the Supreme Court of the State of New
York,   New  York  County  will  have  sole  and   exclusive
jurisdiction.  Either  of  these  courts  will  have  proper venue for any such lawsuit or judicial  proceeding,  and the parties  waive any  objection to venue or their  convenience
as  a  forum.   The   parties   agree  to   submit   to  the
jurisdiction  of any of the courts  specified  and to accept service of process to vest personal  jurisdiction  over them
in  any  of  these  courts.   The  parties   further  hereby
knowingly,  voluntarily  and  intentionally  waive,  to  the fullest extent  permitted by Applicable  Law, any right to a trial by jury with  respect to any such  lawsuit or judicial proceeding  arising or  relating  to this  Agreement  or the transactions  contemplated  hereby.  To the  extent  that in any  jurisdiction  Customer may now or hereafter be entitled to claim,  for  itself or its  assets,  immunity  from suit, execution,  attachment  (before or after  judgment) or other legal  process,  Customer  shall  not  claim,  and it hereby irrevocably waives, such immunity.

10.8  Severability; Waiver; and Survival.
      ----------------------------------

      (a)   If one or more  provisions of this Agreement are
held  invalid,  illegal or  unenforceable  in any respect on
the  basis  of  any  particular   circumstances  or  in  any
jurisdiction,  the validity,  legality and enforceability of such provision or provisions  under other  circumstances  or in other jurisdictions and of the remaining  provisions will not in any way be affected or impaired.

      (b) Except as otherwise  provided  herein,  no failure
or delay  on the part of  either  party  in  exercising  any power or right hereunder  operates as a waiver, nor does any single or partial  exercise  of any power or right  preclude any other or further exercise,  or the exercise of any other power or right.  No waiver  by a party of any  provision  of this  Agreement,  or waiver of any  breach  or  default,  is effective  unless it is in  writing  and signed by the party against whom the waiver is to be enforced.

      (c)   Each party's rights,  protections,  and remedies
under this Agreement shall survive its termination.

10.9  Counterparts.
      ------------

      This    Agreement   may   be   executed   in   several
counterparts   each  of  which  will  be  deemed  to  be  an
original  and  together  will  constitute  one and the  same agreement.

10.10 No Third Party Beneficiaries.
      ----------------------------

      A person  who is not a party to this  Agreement  shall
have no right to enforce any term of this Agreement.

10.11   Confidentiality.
        ----------------

         Bank shall not disclose any information regarding
Customer's Securities, Securities Account, Financial Assets
or cash under this Agreement except as is reasonably
necessary to provide services to Customer, as required by
law or regulation or the organizational documents of the
issuer of any Financial Asset, or otherwise with the
consent of Customer. Customer agrees to keep this Agreement
confidential and, except where disclosure is required by
law or regulation, shall only disclose it (or any part of
it) with the prior written consent of Bank.

10.12   Limited Obligations.
        -------------------

         With respect to a Customer organized as a
Massachusetts business trust, a copy of such Customer's
Declaration of Trust is on file with the Secretary of State
of The Commonwealth of Massachusetts, the Bank acknowledges
that the obligations of or arising out of this Agreement
with respect to such Customer are not binding upon any of
such Customer's trustees, officers, employees, agents or
shareholders individually, but are binding solely upon the
assets and property of the Customer in accordance with its
proportionate interest hereunder. Bank further acknowledges
that the assets and liabilities of each series are separate
and distinct, and that the obligations of or arising out of
this Agreement are binding solely upon the assets or
property of the series on behalf of which the Customer has
executed this instrument. Bank also agrees that the
obligations of each Customer and series hereunder shall be
several and not joint, in accordance with its proportionate
interest hereunder, and agrees not to proceed against any
Customer or series for the obligations of another Customer
or series.

         Customers may be added or deleted as parties to
this Agreement from time to time by amendment to Exhibit A.

                                    OPPENHEIMERFUNDS, INC.

                              By:_______________________________________
                                    Title:    Senior    Vice
                                    President            and
                                    Treasurer,  on behalf of
                                    each investment  company
                                    identified      as     a
                                    Customer  in  Exhibit  A
                                    attached          hereto
                                    individually         and
                                    severally,    and    not
                                    jointly and severally

                                    JPMORGAN CHASE BANK

                              By:_______________________________________

Title:___________________________________

                                                      EXHIBIT
                                                      --------
                                                      A
                                                      -

List  of  Investment  Companies  that  are a  Party  to this
Agreement (each, a "Customer"):

   -----------------------------------------------------------------------
                                 Fund Name
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Champion Income Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Strategic Income Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Multiple Strategies Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Strategic Bond Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer High Yield Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Integrity Funds for the account of Oppenheimer Bond Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of  Oppenheimer
   Main Street Small Cap Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Capital  Appreciation Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Global Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Global Securities Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Panorama Series Fund, Inc. for the account of Growth Portfolio
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Panorama Series Fund, Inc. for the account of Total Return Portfolio
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Capital Appreciation Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Panorama Series Fund, Inc. for the account of Government Securities
   Portfolio
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Panorama Series Fund, Inc. for the account of Oppenheimer
   International Growth Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Aggressive Growth Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Bond Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   High Income Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Main Street Growth & Income Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account Oppenheimer Money
   Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Variable Account Funds for the account of Oppenheimer
   Multiple Strategies Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Multi-Sector Income Trust
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Real Asset Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Developing Markets Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer International  Small Company Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer International Growth Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer Main Street Small Cap Fund
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Oppenheimer International Bond Fund
   -----------------------------------------------------------------------

Schedule A
-----------

FEES
-----

OppenheimerFunds Fee Schedule
August 16, 2002

                Domestic Custody Services
                                            Annual
 Market Value Fees                       Safekeeping
                                        (basis points)
----------------------------------------------------------
----------------------------------------------------------
 First $15 billion                    0.15 bp
----------------------------------------------------------
----------------------------------------------------------
 Next $10 billion                     0.10 bp
----------------------------------------------------------
----------------------------------------------------------
 Over $25 billion                     0.05 bp
----------------------------------------------------------

                 Global Custody Services
----------------------------------------------------------
                                            Annual
 Market                                  Safekeeping
                                        (basis points)
----------------------------------------------------------
----------------------------------------------------------
 Argentina                            25
----------------------------------------------------------
----------------------------------------------------------
 Australia                            3.8
----------------------------------------------------------
----------------------------------------------------------
 Austria                              4
----------------------------------------------------------
----------------------------------------------------------
 Bahrain                              45
----------------------------------------------------------
----------------------------------------------------------
 Bangladesh                           35
----------------------------------------------------------
----------------------------------------------------------
 Belgium                              6
----------------------------------------------------------
----------------------------------------------------------
 Bermuda                              45
----------------------------------------------------------
----------------------------------------------------------
 Botswana                             35
----------------------------------------------------------
----------------------------------------------------------
 Brazil                               10
----------------------------------------------------------
----------------------------------------------------------
 Bulgaria                             50
----------------------------------------------------------
----------------------------------------------------------
 Canada                               1.43
----------------------------------------------------------
----------------------------------------------------------
 CEDEL/Euroclear                      1.75
----------------------------------------------------------
----------------------------------------------------------
 Chile                                25
----------------------------------------------------------
----------------------------------------------------------
 China (Shanghai)                     35
----------------------------------------------------------
----------------------------------------------------------
 China (Shenzhen)                     35
----------------------------------------------------------
----------------------------------------------------------
 Colombia                             35
----------------------------------------------------------
----------------------------------------------------------
 Croatia                              45
----------------------------------------------------------
----------------------------------------------------------
 Cyprus                               40
----------------------------------------------------------
----------------------------------------------------------
 Czech Republic                       25
----------------------------------------------------------
----------------------------------------------------------
 Denmark                              6
----------------------------------------------------------
----------------------------------------------------------
 Ecuador                              40
----------------------------------------------------------
----------------------------------------------------------
 Egypt                                25
----------------------------------------------------------
----------------------------------------------------------
 Estonia                              45
----------------------------------------------------------
----------------------------------------------------------
 Euro CDs                             1.75
----------------------------------------------------------
----------------------------------------------------------
 Finland                              4
----------------------------------------------------------
----------------------------------------------------------
 France                               2.15
----------------------------------------------------------
----------------------------------------------------------
 Germany                              1.5
----------------------------------------------------------
----------------------------------------------------------
 Ghana                                40
----------------------------------------------------------
----------------------------------------------------------
 Greece                               40
----------------------------------------------------------
----------------------------------------------------------
 Hong Kong                            2.85
----------------------------------------------------------
----------------------------------------------------------
 Hungary                              15
----------------------------------------------------------
----------------------------------------------------------
 India                                16
----------------------------------------------------------
----------------------------------------------------------
 Indonesia                            12
----------------------------------------------------------
----------------------------------------------------------
 Ireland                              6
----------------------------------------------------------
----------------------------------------------------------
 Israel                               30
----------------------------------------------------------
----------------------------------------------------------
 Italy                                5
----------------------------------------------------------
----------------------------------------------------------
 Ivory Coast                          50
----------------------------------------------------------
----------------------------------------------------------
 Jamaica                              50
----------------------------------------------------------
 Japan                                1.75
----------------------------------------------------------
----------------------------------------------------------
 Jordan                               35
----------------------------------------------------------
----------------------------------------------------------
 Kenya                                40
----------------------------------------------------------
----------------------------------------------------------
 Korea                                7
----------------------------------------------------------
----------------------------------------------------------
 Latvia                               45
----------------------------------------------------------
----------------------------------------------------------
 Lebanon                              40
----------------------------------------------------------
----------------------------------------------------------
 Lithuania                            45
----------------------------------------------------------
----------------------------------------------------------
 Luxembourg                           6
----------------------------------------------------------
----------------------------------------------------------
 Malaysia                             5.4
----------------------------------------------------------
----------------------------------------------------------
 Mauritius                            35
----------------------------------------------------------
----------------------------------------------------------
 Mexico                               7
----------------------------------------------------------
----------------------------------------------------------
 Morocco                              40
----------------------------------------------------------
----------------------------------------------------------
 Namibia                              45
----------------------------------------------------------
----------------------------------------------------------
 Netherlands                          3.25
----------------------------------------------------------
----------------------------------------------------------
 New Zealand                          3.5
----------------------------------------------------------
----------------------------------------------------------
 Norway                               6
----------------------------------------------------------
----------------------------------------------------------
 Oman                                 45
----------------------------------------------------------
----------------------------------------------------------
 Pakistan                             28
----------------------------------------------------------
----------------------------------------------------------
 Peru                                 28
----------------------------------------------------------
----------------------------------------------------------
 Philippines                          30
----------------------------------------------------------
----------------------------------------------------------
 Poland                               30
----------------------------------------------------------
----------------------------------------------------------
 Portugal                             20
----------------------------------------------------------
----------------------------------------------------------
 Romania                              45
----------------------------------------------------------
----------------------------------------------------------
 Russia                               45
----------------------------------------------------------
----------------------------------------------------------
 Singapore                            3.8
----------------------------------------------------------
----------------------------------------------------------
 Slovak Republic                      40
----------------------------------------------------------
----------------------------------------------------------
 Slovenia                             45
----------------------------------------------------------
----------------------------------------------------------
 South Africa                         5
----------------------------------------------------------
----------------------------------------------------------
 Spain                                6
----------------------------------------------------------
----------------------------------------------------------
 Sri Lanka                            35
----------------------------------------------------------
----------------------------------------------------------
 Swaziland                            45
----------------------------------------------------------
----------------------------------------------------------
 Sweden                               6
----------------------------------------------------------
----------------------------------------------------------
 Switzerland                          2.5
----------------------------------------------------------
----------------------------------------------------------
 Taiwan                               20
----------------------------------------------------------
----------------------------------------------------------
 Thailand                             15
----------------------------------------------------------
----------------------------------------------------------
 Tunisia                              35
----------------------------------------------------------
----------------------------------------------------------
 Turkey                               30
----------------------------------------------------------
----------------------------------------------------------
 United Kingdom                       1.5
----------------------------------------------------------
----------------------------------------------------------
 Uruguay                              40
----------------------------------------------------------
----------------------------------------------------------
 Venezuela                            25
----------------------------------------------------------
----------------------------------------------------------
 Zambia                               40
----------------------------------------------------------
----------------------------------------------------------
 Zimbabwe                             40
----------------------------------------------------------

Note:  The minimum Russian asset based fee per relationship
is $100,000.

                     Out of Pocket Fees
The OppenheimerFunds will reimburse JPMorgan for reasonable
out-of-pocket expenses incurred on its behalf.

     Earnings Credits for Balances on Domestic Accounts
Earnings credits will be reflected on the monthly custody
bills as an offset to fees.  The rates applied will be the
Fed Funds Rate less 10 basis points.  The earnings credits
are earned at the Fund level and are carried forward on a
monthly basis throughout a one-year period.

          Overdraft Balances on Domestic Accounts
Overdraft amounts will be reflected on the monthly custody
bills at the Fund level.  The rates applied will be the Fed
Funds Rate plus 50 basis points.

OppenheimerFunds, Inc.                          JPMorgan
Chase Bank

on behalf of each investment

company named in Exhibit A

-------------------------------
----------------------------

Signature                                       Signature

-------------------------------
----------------------------

Print Name                                      Print Name

-------------------------------
----------------------------

Title                                           Title

Schedule 1
----------

Information Regarding Country Risk
----------------------------------

      1. To aid  Customer  in its  determinations  regarding
Country  Risk,  Bank  shall  furnish  annually  and upon the initial placing of Financial  Assets and cash into a country the following information (check items applicable):

      A     Opinions of local counsel concerning:

_X_   i.    Whether  applicable  foreign law would  restrict
            the  access  afforded   Customer's   independent
            public  accountants to books and records kept by
            an eligible  foreign  custodian  located in that
            country.

_X__  ii.   Whether  applicable  foreign law would  restrict
            Customer's  ability  to  recover  its  Financial
            Assets  and cash in the event of the  bankruptcy
            of an  Eligible  Foreign  Custodian  located  in
            that country.

_X__  iii.  Whether  applicable  foreign law would  restrict
            Customer's  ability to recover  Financial Assets
            that are lost  while  under  the  control  of an
            Eligible  Foreign   Custodian   located  in  the
            country.

      B.    Written information concerning:

_X__  i.    The     foreseeability     of     expropriation,
            nationalization,  freezes,  or  confiscation  of
            Customer's Financial Assets.

_X__  ii.   Whether  difficulties  in converting  Customer's
            cash and cash  equivalents  to U.S.  dollars are
            reasonably foreseeable.

      C.    A market  report with  respect to the  following
      topics:

      (i) securities  regulatory  environment,  (ii) foreign
      ownership  restrictions,  (iii) foreign exchange, (iv)
      securities settlement and registration,  (v) taxation,
      and   (vi)    depositories    (including    depository
      evaluation), if any.

      2. To aid Customer in monitoring  Country  Risk,  Bank
shall furnish board the following additional information:

      Market  flashes,  including with respect to changes in
the information in market reports.

Schedule 2
----------

LIST OF COUNTRIES and SUBCUSTODIANS
------------------------------------

JPMORGAN INVESTOR SERVICES

AGENT AND CASH NETWORK

-----------------------------------------------------------------------------------
COUNTRY          SUB-CUSTODIAN                    CASH CORRESPONDENT BANK
-----------------------------------------------------------------------------------
ARGENTINA        JPMorgan Chase Bank              JPMorgan Chase Bank
                 Arenales 707, 5th Floor          Buenos Aires
                 1061 Buenos Aires

                 ARGENTINA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRALIA        JPMorgan Chase Bank              Australia and New Zealand
                 Level 37                         Banking Group Ltd.
                 AAP Center 259, George Street    Melbourne
                 Sydney NSW 2000
                 AUSTRALIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRIA          Bank Austria Creditanstalt AG    J.P. Morgan AG
                 Julius Tandler Platz - 3         Frankfurt
                 A-1090 Vienna
                 AUSTRIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BAHRAIN          HSBC Bank Middle East            National Bank of Bahrain
                 PO Box 57                        Manama
                 Manama, 304
                 BAHRAIN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BANGLADESH       Standard Chartered Bank          Standard Chartered Bank
                 18-20 Motijheel C.A              Dhaka
                 Box 536
                 Dhaka-1000
                 BANGLADESH
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BELGIUM          Fortis Bank N.V.                 J.P. Morgan AG
                 3 Montagne Du Parc               Frankfurt
                 1000 Brussels
                 BELGIUM
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BERMUDA          The Bank of Bermuda Limited      The Bank of Bermuda Limited
                 6 Front Street                   Hamilton
                 Hamilton HMDX
                 BERMUDA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BOTSWANA         Barclays Bank of Botswana        Barclays Bank of Botswana
                 Limited                          Limited
                 Barclays House, Khama Crescent   Gaborone
                 Gaborone
                 BOTSWANA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BRAZIL           Citibank, N.A.                   Citibank, N.A..
                 Avenida Paulista, 1111           Sao Paulo
                 Sao Paulo, SP 01311-920
                 BRAZIL
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BULGARIA         ING Bank N.V.                    ING Bank N.V.
                 Sofia Branch                     Sofia
                 12 Emil Bersinski Street
                 Ivan Vazov Region
                 1408 Sofia
                 BULGARIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CANADA           Royal Bank of Canada             Royal Bank of Canada
                 200 Bay Street, Suite 1500       Toronto
                 15th Floor
                 Royal Bank Plaza, North Tower
                 Toronto Ontario M5J 2J5
                 CANADA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHILE            Citibank, N.A.                   Citibank, N.A
                 Avda. Andres Bello 2687          Santiago.
                 3rd and 5th Floors
                 Santiago
                 CHILE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA - SHANGHAI The Hongkong and Shanghai        Citibank, N.A.
                 Banking                          New York
                 Corporation Limited
                 34/F, Shanghai Senmao
                 International Building
                 101 Yin Cheng East Road
                 Pudong
                 Shanghai 200120
                 THE PEOPLE'S REPUBLIC OF CHINA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA - SHENZHEN The Hongkong and Shanghai        JPMorgan Chase Bank
                 Banking                          Hong Kong
                 Corporation Limited
                 1st Floor
                 Century Plaza Hotel
                 No.1 Chun Feng Lu
                 Shenzhen
                 THE PEOPLE'S REPUBLIC OF CHINA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COLOMBIA         Cititrust Colombia S.A.          Cititrust Colombia S.A.
                 Sociedad Fiduciaria              Sociedad Fiduciaria
                 Carrera 9a No 99-02              Santa Fe de Bogota
                 First Floor
                 Santa Fe de Bogota, D.C.
                 COLOMBIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CROATIA          Privredna banka Zagreb d.d.      Privredna banka Zagreb d.d.
                 Savska c.28                      Zagreb
                 10000 Zagreb
                 CROATIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CYPRUS           The Cyprus Popular Bank Ltd.     The Cyprus Popular Bank Ltd.
                 154 Limassol Avenue              Nicosia
                 P.O. Box 22032
                 CY-1598 Nicosia
                 CYPRUS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CZECH REPUBLIC   Ceskoslovenska obchodni banka,   Ceskoslovenska obchodni banka,
                 a.s.                             a.s.
                 Na Porici 24                     Prague
                 110 00 Prague 1
                 CZECH REPUBLIC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
DENMARK          Danske Bank A/S                  Nordea Bank Danmark A/S
                 2-12 Holmens Kanal               Copenhagen
                 DK 1092 Copenhagen K
                 DENMARK
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ECUADOR          Citibank, N.A.                   Citibank, N.A.
                 Av. Republica de El Salvador y   Quito
                 Naciones Unidas (Esquina)
                 Quito
                 ECUADOR
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
EGYPT            Citibank, N.A.                   Citibank, N.A.
                 4 Ahmed Pasha Street             Cairo
                 Garden City
                 Cairo
                 EGYPT
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ESTONIA          Hansabank                        Esti Uhispank
                 Liivalaia 8                      Tallinn
                 EE0001 Tallinn
                 ESTONIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FINLAND          Nordea Bank Finland Plc          J.P. Morgan AG
                 2598 Custody Services            Frankfurt
                 Aleksis Kiven Katu 3-5
                 FIN-00020 MERITA, Helsinki
                 FINLAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FRANCE           BNP Paribas Securities Services  J.P. Morgan AG
                 S.A.                             Frankfurt
                 Ref 256
                 BP 141
                 3, Rue D'Antin
                 75078 Paris
                 Cedex 02
                 FRANCE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GERMANY          Dresdner Bank AG                 J.P. Morgan AG
                 Juergen-Ponto-Platz 1            Frankfurt
                 60284 Frankfurt/Main
                 GERMANY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GHANA            Barclays Bank of Ghana Limited   Barclays Bank of Ghana Limited
                 Barclays House, High Street      Accra
                 Accra
                 GHANA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GREECE           HSBC Bank plc                    J.P. Morgan AG
                 Messogion 109-111                Frankfurt
                 11526 Athens
                 GREECE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HONG KONG        The Hongkong and Shanghai        JPMorgan Chase Bank
                 Banking                          Hong Kong
                 Corporation Limited
                 36th Floor, Sun Hung Kai Centre
                 30 Harbour Road
                 Wan Chai
                 HONG KONG
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HUNGARY          Citibank Rt.                     ING Bank Rt.
                 Szabadsag ter 7-9                Budapest
                 H-1051 Budapest V
                 HUNGARY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ICELAND          Islandsbanki-FBA                 Islandsbanki-FBA
                 Kirkjusandur 2                   Reykjavik
                 155 Reykjavik
                 ICELAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDIA            Standard Chartered Bank          Standard Chartered Bank
                 Phoenix Centre, Phoenix Mills    Mumbai
                 Compound
                 Senapati Bapat Marg, Lower
                 Parel
                 Mumbai 400 013
                 INDIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDONESIA        The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 World Trade Center 4th Floor     Jakarta
                 Jalan Jendral Sudirman Kav.
                 29-31
                 Jakarta 12920
                 INDONESIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IRELAND          Bank of Ireland                  J.P. Morgan AG
                 International Financial          Frankfurt
                 Services Centre
                 1 Harbourmaster Place
                 Dublin 1
                 IRELAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                 Allied Irish Banks, p.l.c.       J.P. Morgan AG
                 P.O. Box 518                     Frankfurt
                 International Financial
                 Services Centre
                 Dublin 1
                 IRELAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ISRAEL           Bank Leumi le-Israel B.M         Bank Leumi le-Israel B.M.
                 35, Yehuda Halevi Street         Tel Aviv
                 61000 Tel Aviv
                 ISRAEL
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ITALY            BNP Paribas Securities Services  J.P. Morgan AG
                 S.A.                             Frankfurt
                 2 Piazza San Fedele
                 20121 Milan
                 ITALY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IVORY COAST      Societe Generale de Banques en   Societe Generale
                 Cote d'Ivoire                    Paris
                 5 et 7, Avenue J. Anoma - 01
                 B.P. 1355
                 Abidjan 01
                 IVORY COAST
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAMAICA          CIBC Trust and Merchant Bank     CIBC Trust and Merchant Bank
                 Jamaica Limited                  Jamaica Limited
                 23-27 Knutsford Blvd.            Kingston
                 Kingston 10
                 JAMAICA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAPAN            Mizuho Corporate Bank, Limited   JPMorgan Chase Bank
                 6-7 Nihonbashi-Kabutocho         Tokyo
                 Chuo-Ku
                 Tokyo 103
                 JAPAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JORDAN           Arab Bank Plc                    Arab Bank Plc
                 P O Box 950544-5                 Amman
                 Amman
                 Shmeisani
                 JORDAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KAZAKHSTAN       ABN AMRO Bank Kazakhstan         ABN AMRO Bank Kazakhstan
                 45, Khadzhi Mukana Street        Almaty
                 480099 Almaty
                 KAZAKHSTAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KENYA            Barclays Bank of Kenya Limited   Barclays Bank of Kenya Limited
                 c/o Barclaytrust Investment      Nairobi
                 Services & Limited
                 Mezzanine 3, Barclays Plaza,
                 Loita Street
                 Nairobi
                 KENYA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LATVIA           Hansabanka                       Hansabanka
                 Kalku iela 26                    Riga
                 Riga, LV 1050
                 LATVIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LEBANON          HSBC Bank Middle East            JPMorgan Chase Bank
                 Ras-Beirut Branch                New York
                 P.O. Box 11-1380
                 Abdel Aziz
                 Ras-Beirut
                 LEBANON
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LITHUANIA        Vilniaus Bankas AB               Vilniaus Bankas AB
                 12 Gedimino pr.                  Vilnius
                 LT 2600 Vilnius
                 LITHUANIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LUXEMBOURG       Banque Generale du Luxembourg    J.P. Morgan AG
                 S.A.                             Frankfurt
                 50 Avenue J.F. Kennedy
                 L-2951
                 LUXEMBOURG
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MALAYSIA         HSBC Bank Malaysia Berhad        HSBC Bank Malaysia Berhad
                 2 Leboh Ampang                   Kuala Lumpur
                 50100 Kuala Lumpur
                 MALAYSIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MAURITIUS        The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 5/F Les Cascades Building        Port Louis
                 Edith Cavell Street
                 Port Louis
                 MAURITIUS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MEXICO           Banco J.P. Morgan, S.A.          Banco J.P. Morgan, S.A.
                 Torre Optima                     Mexico, D.F
                 Paseo de las Palmas #405 Piso
                 15
                 Lomas de Chapultepec
                 11000 Mexico, D. F.
                 MEXICO
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MOROCCO          Banque Commerciale du Maroc      Banque Commerciale du Maroc
                 S.A.                             S.A.
                 2 Boulevard Moulay Youssef       Casablanca
                 Casablanca 20000
                 MOROCCO
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NAMIBIA          Standard Bank Namibia Limited    Standard Bank of Namibia Limited
                 Mutual Platz                     Windhoek
                 Cnr. Stroebel and Post Streets
                 P.O.Box 3327
                 Windhoek
                 NAMIBIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NETHERLANDS      ABN AMRO Bank N.V.               J.P. Morgan AG
                 Kemelstede 2                     Frankfurt
                 P. O. Box 3200
                 4800 De Breda
                 NETHERLANDS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NEW ZEALAND      National Nominees Limited        National Bank of New Zealand
                 Level 2 BNZ Tower                Wellington
                 125 Queen Street
                 Auckland
                 NEW ZEALAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*NIGERIA*        Stanbic Bank Nigeria Limited     The Standard Bank of South
                 188 Awolowo Road                 Africa Limited
                 P.O. Box 54746                   Johannesburg
                 Falomo, Ikoyi
                 Lagos
                 NIGERIA
-----------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NORWAY           Den norske Bank ASA              Den norske Bank ASA
                 Stranden 21                      Oslo
                 PO Box 1171 Sentrum
                 N-0107 Oslo
                 NORWAY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
OMAN             HSBC Bank Middle East            Oman Arab Bank
                 Bait Al Falaj Main Office        Muscat
                 Ruwi, Muscat PC 112
                 OMAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PAKISTAN         Standard Chartered Bank          Standard Chartered Bank
                 Box 4896                         Karachi
                 Ismail Ibrahim Chundrigar Road
                 Karachi 74000
                 PAKISTAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PERU             Citibank, N.A.                   Banco de Credito del Peru
                 Camino Real 457                  Lima
                 Torre Real - 5th Floor
                 San Isidro, Lima 27
                 PERU
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PHILIPPINES      The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 30/F Discovery Suites            Manila
                 25 ADB Avenue
                 Ortigas Center
                 Pasig City, Manila
                 PHILIPPINES
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
POLAND           Bank Handlowy w. Warszawie S.A.  Bank Rozwoju Eksportu S.A.
                 ul. Senatorska 16                Warsaw
                 00-923 Warsaw 55
                 POLAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PORTUGAL         Banco Espirito Santo, S.A        J.P. Morgan AG
                 7th floor                        Frankfurt
                 Rua Castilho, 26
                 1250-069 Lisbon
                 PORTUGAL
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ROMANIA          ING Bank N.V.                    ING Bank N.V.
                 13-15 Kiseleff Blvd              Bucharest
                 Bucharest 1
                 ROMANIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*RUSSIA*         J.P. Morgan Bank International   JPMorgan Chase Bank
                 (Limited Liability Company)      New York
                 Building 2/1, 8th floor          A/C JPMorgan Chase Bank London
                 Paveletskaya Square              (USD NOSTRO Account)
                 113054 Moscow
                 RUSSIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SINGAPORE        Standard Chartered Bank          Oversea-Chinese Banking
                 3/F, 6 Battery Road              Corporation
                 049909                           Singapore
                 SINGAPORE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVAK REPUBLIC  Ceskoslovenska obchodni banka,   Vseobecno Uverova Banka S.A.
                 a.s.                             Bratislava
                 pobocka zahranicnej banky v SR
                 Michalska 18
                 815 63 Bratislava
                 SLOVAK REPUBLIC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVENIA         Bank Austria Creditanstalt d.d.  Bank Austria Creditanstalt d.d.
                 Ljubljana                        Ljubljana
                 Wolfova 1                        Ljubljana
                 SI-1000 Ljubljana
                 SLOVENIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH AFRICA     The Standard Bank of South       The Standard Bank of South
                 Africa Limited                   Africa Limited
                 Standard Bank Centre             Johannesburg
                 1st Floor
                 5 Simmonds Street
                 Johannesburg 2001
                 SOUTH AFRICA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH KOREA      The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 5/F HSBC Building                Seoul
                 #25, Bongrae-dong 1-ga
                 Seoul
                 SOUTH KOREA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SPAIN            J.P. Morgan Bank, S.A.           J.P. Morgan AG
                 Paseo de la Castellana, 51       Frankfurt
                 28046 Madrid
                 SPAIN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SRI LANKA        The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 24 Sir Baron Jayatillaka         Colombo
                 Mawatha
                 Colombo 1
                 SRI LANKA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWEDEN           Skandinaviska Enskilda Banken    Svenska Handelsbanken
                 Sergels Torg 2                   Stockholm
                 SE-106 40 Stockholm
                 SWEDEN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWITZERLAND      UBS AG                           UBS AG
                 45 Bahnhofstrasse                Zurich
                 8021 Zurich
                 SWITZERLAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TAIWAN           JPMorgan Chase Bank              JPMorgan Chase Bank
                 14th Floor                       Taipei
                 2, Tun Hwa S. Road Sec. 1
                 Taipei
                 TAIWAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
THAILAND         Standard Chartered Bank          Standard Chartered Bank
                 14th Floor, Zone B               Bangkok
                 Sathorn Nakorn Tower
                 100 North Sathorn Road Bangrak
                 Bangkok 10500
                 THAILAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TUNISIA          Banque Internationale Arabe de   Banque Internationale Arabe de
                 Tunisie, S.A.                    Tunisie, S.A.
                 70-72 Avenue Habib Bourguiba     Tunis
                 P.O. Box 520
                 1080 Tunis Cedex
                 TUNISIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TURKEY           JPMorgan Chase Bank              JPMorgan Chase Bank
                 Emirhan Cad. No: 145             Istanbul
                 Atakule, A Blok Kat:11
                 80700-Dikilitas/Besiktas
                 Istanbul
                 TURKEY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*UKRAINE*        ING Bank Ukraine                 ING Bank Ukraine
                 28 Kominterna Street             Kiev
                 5th Floor
                 Kiev, 252032
                 UKRAINE
-----------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
U.A.E.           HSBC Bank Middle East            The National Bank of Abu Dhabi
                 P.O. Box 66                      Abu Dhabi
                 Dubai
                 UNITED ARAB EMIRATES
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
U.K.             JPMorgan Chase Bank              National Westminster Bank
                 Crosby Court                     London
                 Ground Floor
                 38 Bishopsgate
                 London EC2N 4AJ
                 UNITED KINGDOM
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
URUGUAY          BankBoston, N.A.                 BankBoston, N.A
                 Zabala 1463                      Montevideo.
                 Montevideo
                 URUGUAY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
U.S.A.           JPMorgan Chase Bank              JPMorgan Chase Bank
                 4 New York Plaza                 New York
                 New York
                 NY 10004
                 U.S.A.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VENEZUELA        Citibank, N.A.                   Citibank, N.A.
                 Carmelitas a Altagracia          Caracas
                 Edificio Citibank
                 Caracas 1010
                 VENEZUELA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VIETNAM          The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 75 Pham Hong Thai, District 1    Ho Chi Minh City
                 Ho Chi Minh City
                 VIETNAM
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ZAMBIA           Barclays Bank of Zambia Limited  Barclays Bank of Zambia Limited
                 Kafue House, Cairo Road          Lusaka
                 Lusaka
                 ZAMBIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ZIMBABWE         Barclays Bank of Zimbabwe        Barclays Bank of Zimbabwe
                 Limited                          Limited
                 2nd Floor, 3 Anchor House        Harare
                 Jason Mayo Avenue
                 Harare
                 ZIMBABWE
-----------------------------------------------------------------------------------

Schedule 3
----------

ELIGIBLE SECURITIES DEPOSITORIES
--------------------------------

JPMORGAN INVESTOR SERVICES

SECURITIES DEPOSITORIES

-----------------------------------------------------------------------------------
COUNTRY           DEPOSITORY                       INSTRUMENTS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ARGENTINA         CVSA                             Equity, Corporate Debt,
                  (Caja de Valores S.A.)           Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CRYL                             Government Debt
                  (Central de Registration y
                  Liquidacion de Instrumentos de
                  Endeudamiento Publico)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRALIA         Austraclear Limited              Corporate Debt, Money Market,
                                                   Government Debt and
                                                   Semi-Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CHESS                            Equity
                  (Clearing House Electronic
                  Sub-register System)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRIA           OeKB                             Equity, Corporate Debt,
                  (Oesterreichische Kontrollbank   Government Debt
                  AG)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BELGIUM           CIK                              Equity, Corporate Debt
                  (Caisse Interprofessionnelle de
                  Depots et de Virements de
                  Titres S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  NBB                              Corporate Debt, Government Debt
                  (National Bank of Belgium)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BRAZIL            CBLC                             Equity
                  (Companhia Brasileira de
                  Liquidacao e Custodia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CETIP                            Corporate Debt
                  (Central de Custodia e
                  Liquidacao Financiera de
                  Titulos Privados)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  SELIC                            Government Debt
                  (Sistema Especial de Liquidacao
                  e Custodia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BULGARIA          BNB                              Government Debt
                  (Bulgaria National Bank)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CDAD                             Equity, Corporate Debt
                  (Central Depository A.D.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CANADA            CDS                              Equity, Corporate, Government
                  (The Canadian Depository for     Debt
                  Securities Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHILE             DCV                              Equity, Corporate Debt,
                  (Deposito Central de Valores     Government Debt
                  S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA, SHANGHAI   CSDCC, Shanghai Branch           Equity
                  (China Securities Depository
                  and Clearing Corporation
                  Limited, Shanghai Branch)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA, SHENZHEN   CSDCC, Shenzhen Branch           Equity
                  (China Securities Depository
                  and Clearing Corporation Ltd,
                  Shenzhen Branch)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COLOMBIA          DCV                              Government Debt
                  (Deposito Central de Valores)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  DECEVAL                          Equity, Corporate Debt,
                  (Deposito Centralizado de        Government Debt
                  Valores de Colombia S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CROATIA           SDA                              Equity, Government Debt
                  (Central Depository Agency Inc.
                  - Stredisnja depozitarna
                  agencija d.d.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  MOF                              Short-term debt issued by the
                  (Ministry of Finance of the      Ministry of Finance.
                  Republic of Croatia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CNB                              Short-term debt issued by the
                  (Croatian National Bank)         National Bank of Croatia.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CZECH REPUBLIC    SCP                              Equity, Corporate Debt,
                  (Stredisko cennych papiru -      Government Debt
                  Ceska republica)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CNB                              Government Debt
                  (Czech National Bank)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
DENMARK           VP                               Equity, Corporate Debt,
                  (Vaerdipapircentralen A/S)       Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
EGYPT             MCSD                             Equity, Corporate Debt
                  (Misr for Clearing, Settlement
                  and Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ESTONIA           ECDS                             Equity, Corporate Debt,
                  (Estonian Central Depository     Government Debt
                  for Securities Limited - Eesti
                  Vaatpaberite Keskdepositoorium)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
EUROMARKET        DCC                              Euro-CDs
                  (The Depository and Clearing
                  Centre)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CBL                              Internationally Traded Debt,
                  (Clearstream Banking, S.A.)      Equity
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  Euroclear Bank                   Internationally Traded Debt,
                                                   Equity
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
FINLAND           APK                              Equity, Corporate Debt,
                  (Finnish Central Securities      Government Debt
                  Depository Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FRANCE            Euroclear France                 Equity, Corporate Debt,
                                                   Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GERMANY           CBF                              Equity, Corporate Debt,
                  (Clearstream Banking AG)         Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GREECE            CSD                              Equity, Corporate Debt
                  (Central Securities Depository
                  S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BoG                              Government Debt
                  (Bank of Greece)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HONG KONG         HKSCC                            Equity
                  (Hong Kong Securities Clearing
                  Company Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CMU                              Corporate Debt, Government Debt
                  (Central Moneymarkets Unit)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HUNGARY           KELER                            Equity, Corporate Debt,
                  (Central Clearing House and      Government Debt
                  Depository (Budapest) Ltd. -
                  Kozponti Elszamolohaz es
                  Ertektar (Budapest) Rt.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ICELAND           ISD                              Equity, Corporate Debt,
                  (The Islandic Securities         Government Debt
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDIA             NSDL                             Equity, Corporate Debt,
                  (National Securities Depository  Government Debt
                  Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CDSL                             Equity
                  (Central Depository Services
                  (India) Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  RBI                              Government Debt
                  (Reserve Bank of India)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDONESIA         KSEI                             Equity, Corporate Debt
                  (PT Kustodian Sentral Efek
                  Indonesia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IRELAND           CREST                            Equity, Corporate Debt
                  (CRESTCo Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ISRAEL            TECH                             Equity, Corporate Debt,
                  (Tel Aviv Stock Exchange         Government Debt
                  Clearing House Ltd.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ITALY             Monte Titoli S.p.A.              Equity, Corporate Debt,
                                                   Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IVORY COAST       DC/BR                            Equity
                  (Le Depositaire Central /
                  Banque de Reglement)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAMAICA           JCSD                             Equity, Corporate Debt,
                  (Jamaica Central Securities      Government Debt
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAPAN             JASDEC                           Equity, Convertible Debt
                  (Japan Securities Depository
                  Center, Incorporated)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BoJ                              Registered Government Debt
                  (Bank of Japan)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KAZAHKSTAN        CSD                              Equity
                  (Central Securities Depository
                  CJSC)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KENYA             CBCD                             Government Debt
                  (Central Bank Central
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LATVIA            LCD                              Equity, Corporate Debt,
                  (Latvian Central Depository)     Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LEBANON           Midclear S.A.L.                  Equity
                  (Custodian and Clearing Center
                  of Financial Instruments for
                  Lebanon and the Middle East
                  S.A.L.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LITHUANIA         CSDL                             Equity, Corporate Debt,
                  (Central Securities Depository   Government Debt
                  of Lithuania)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LUXEMBOURG        CBL                              Equity
                  (Clearstream Banking S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MALAYSIA          MCD                              Equity, Corporate Debt
                  (Malaysian Central Depository
                  Sdn. Bhd.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BNM                              Government Debt
                  (Bank Negara Malaysia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MAURITIUS         CDS                              Equity, Corporate Debt
                  (Central Depository and
                  Settlement Company Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MEXICO            INDEVAL                          Equity, Corporate Debt,
                  (S.D. INDEVAL S.A. de C.V.)      Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MOROCCO           Maroclear                        Equity, Corporate Debt,
                                                   Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NETHERLANDS       NECIGEF                          Equity, Corporate Debt,
                  (Nederlands Centraal Insituut    Government Debt
                  voor Giraal Effectenverkeer
                  B.V.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NEW ZEALAND       NZCSD                            Equity, Corporate Debt,
                  (New Zealand Central Securities  Government Debt
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NIGERIA           CSCS                             Equity, Corporate Debt,
                  (Central Securities Clearing     Government Debt
                  System Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NORWAY            VPS                              Equity, Corporate Debt,
                  (Verdipapirsentralen)            Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
OMAN              MDSRC                            Equity, Corporate Debt
                  (The Muscat Depository and
                  Securities Registration
                  Company, S.A.O.C.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PAKISTAN          CDC                              Equity, Corporate Debt
                  (Central Depository Company of
                  Pakistan Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  SBP                              Government Debt
                  (State Bank of Pakistan)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PERU              CAVALI                           Equity, Corporate Debt,
                  (CAVALI ICLV S.A.)               Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PHILIPPINES       PCD                              Equity
                  (Philippine Central Depository,
                  Inc.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  ROSS                             Government Debt
                  (Bangko Sentral ng Pilipinas /
                  Register of Scripless
                  Securities)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
POLAND            NDS                              Equity, Long-Term Government
                  (National Depository for         Debt
                  Securities S.A.)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                  CRT                              Short-Term Government Debt
                  (Central Registry of
                  Treasury-Bills)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PORTUGAL          INTERBOLSA                       Equity, Corporate Debt,
                  (Sociedade Gestora de Sistemas   Government Debt
                  de Liquidacao e de Sistemas
                  Centralizados de Valores
                  Mobiliarios, S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ROMANIA           SNCDD                            Equity
                  (National Company for Clearing,
                  Settlement and Depository for
                  Securities)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BSE                              Equity
                  (Bucharest Stock Exchange)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RUSSIA            VTB                              Equity, Corporate Debt,
                  (Vneshtorgbank)                  Government Debt (Ministry of
                                                   Finance Bonds)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  NDC                              Equity, Corporate Debt,
                  (National Depository Centre)     Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SINGAPORE         CDP                              Equity, Corporate Debt
                  (The Central Depository (Pte)
                  Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  MAS                              Government Debt
                  (Monetary Authority of
                  Singapore)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVAK REPUBLIC   SCP                              Equity, Corporate Debt,
                  (Stredisko cennych papierov SR,  Government Debt
                  a.s.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  NBS                              Government Debt
                  (National Bank of Slovakia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVENIA          KDD                              Equity, Corporate Debt,
                  (Centralna klirinsko depotna     Government Debt
                  druzba d.d.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH AFRICA      CD                               Corporate Debt, Government Debt
                  (The Central Depository Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  STRATE                           Equity
                  (Share Transactions Totally
                  Electronic)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH KOREA       KSD                              Equity, Corporate Debt,
                  (Korea Securities Depository)    Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SPAIN             SCLV                             Equity, Corporate Debt
                  (Servicio de Compensacion y
                  Liquidacion de Valores, S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  Bank of Spain                    Corporate Debt, Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SRI LANKA         CDS                              Equity, Corporate Debt
                  (Central Depository System
                  (Private) Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWEDEN            VPC                              Equity, Corporate Debt,
                  (Vardepapperscentralen AB)       Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWITZERLAND       SIS                              Equity, Corporate Debt,
                  (SIS SegaInterSettle AG)         Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TAIWAN            TSCD                             Equity, Government Debt
                  (Taiwan Securities Central
                  Depository Co., Ltd.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
THAILAND          TSD                              Equity, Corporate Debt,
                  (Thailand Securities Depository  Government Debt
                  Company Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TUNISIA           STICODEVAM                       Equity, Corporate Debt,
                  (Societe Tunisienne              Government Debt
                  Interprofessionnelle pour la
                  Compensation et le Depot des
                  Valeurs Mobilieres)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TURKEY            TAKASBANK                        Equity, Corporate Debt,
                  (IMKB Takas ve Saklama Bankasi   Government Debt
                  A.S.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
UNITED ARAB       DFM                              Equity, Corporate Debt,
EMIRATES          (Dubai Financial Market          Government Debt
                  Clearing House)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
UNITED KINGDOM    CREST                            Equity, Corporate Debt,
                  (CRESTCo Limited)                Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CMO                              Sterling & Euro CDs,
                  (Central Moneymarkets Office)    Commercial Paper
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
UNITED STATES     DTC                              Equity, Corporate Debt
                  (Depository Trust Company)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  FED                              Government Debt, Mortgage Back
                  (The Federal Reserve Book-Entry  Debt
                  System)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VENEZUELA         BCV                              Government Debt
                  (Banco Central de Venezuela)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CVV                              Equity, Corporate Debt, Money
                  (Caja Venezolana de Valores,     Market
                  S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VIETNAM           SCC                              Equity, Corporate Debt,
                  (Securities Custody Centre)      Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ZAMBIA            CSD                              Equity, Government Debt
                  (LuSE Central Shares Depository
                  Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BoZ                              Government Debt
                  (Bank of Zambia)
-----------------------------------------------------------------------------------